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                                                                    EXHIBIT 10.9

                              WINDWARD FOREST LEASE

                                Table of Contents

                                                               Page Number

1.   Premises......................................................3
2.   Term..........................................................3
3.   Completion of Improvements....................................3
4.   Possession....................................................4
5.   Rental........................................................4
6.   Security Deposit..............................................6
7.   Reserved......................................................7
8.   Use of Premises...............................................7
9.   Tenant's Acceptance...........................................7
10.    Assignment and Subletting...................................7
11.    Holding Over................................................8
12.    Alterations and Improvements................................9
13.    Alterations Required by Law.................................9
14.    Repairs to the Premises.....................................9
15.    Landlord's Right to Enter Premises..........................9
16.    Default and Remedies.......................................10
17.    Landlord's Services........................................13
18.    Parking....................................................14
19.    Window Dressings...........................................14
20.    Telephone Service..........................................14
21.    Destruction of Premises....................................14
22.    Omitted....................................................14
23.    Condemnation...............................................15
24.    Governmental Orders........................................15
25.    Insurance..................................................15
26.    Waiver of Subrogation......................................15
27.    No Estate in Land..........................................16
28.    Indemnity..................................................16
29.    Tenant's Environmental Covenants...........................16
30.    Liability of Landlord......................................17
31.    Limitation of Liability....................................17
32.    No Waiver of Rights........................................17
33.    Entire Agreement and Exhibits..............................17
34.    Notices....................................................17
35.    Successors and Assigns:  Attornment........................18
36.    Subordination..............................................18
37.    Estoppel Certificate.......................................18
38.    Time is of the Essence.....................................19
39.    Captions:  Governing Law...................................19
40.    Definitions................................................19
41.    Severability...............................................19
42.    Rules and Regulations......................................19
43.    Special Stipulations.......................................19

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


44.    Brokerage Commission.......................................19
45.    Removal of Personal Property...............................20
46.    Signage....................................................20
47.    Coring of Floor............................................20
48.    Effect of Termination of Lease.............................20
49.    Rights Cumulative..........................................20
50.    Force Majeure..............................................20
51.    Tenant Corporation, Partnership or Individual..............20
52.    Submission of Lease........................................21
Signature Page....................................................22
Special Stipulations..............................................23
Rules and Regulations.............................................27
Exhibit A.........................................................32
Exhibit B.........................................................33
Exhibit B-1.......................................................42
Exhibit C.........................................................43
Exhibit D.........................................................45
Exhibit D-1.......................................................47
Exhibit E.........................................................48
Exhibit F.........................................................52
Exhibit G.........................................................53
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                                 WINDWARD FOREST

                     Net Bank, Inc. / Windward Forest L.L.C.

     THIS LEASE AGREEMENT (hereinafter called "Lease") is made this 15th day of September, 1997, by and between WINDWARD FOREST PARTNERS, LLC, (hereinafter called "Landlord"); and Net Bank, Inc. (hereinafter called "Tenant").

                               W I T N E S S E T H

     1. PREMISES. The Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents does lease and rent, unto the said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"), containing approximately 7,480 square feet, known as Suite No. 350 in WINDWARD
FOREST located in the City of Alpharetta, Fulton County, Georgia (hereinafter called "Building") and being further known as 950 Northpoint Parkway Alpharetta, Georgia 30005, and being a portion of that property described in Exhibit "F" of this Lease. The attached floor plan (Exhibit "A") represents an approximation of the Premises to be leased pursuant to this Lease.

     2. TERM. The term of this Lease shall be for a period of eighty-four and one-half (84 1/2) months commencing on January 15, 1998 ("Term Commencement
Date") and ending on January 31, 2005, ("Termination Date") unless sooner terminated or extended as hereinafter provided (such term being hereinafter referred to as the "Term").

     3. COMPLETION OF IMPROVEMENTS. Landlord agrees to proceed with due diligence to prepare the Premises in accordance with the Tenant Finish Agreement attached hereto as Exhibit "B" and in accordance with the terms of this Lease.
The Premises shall be deemed substantially completed and possession delivered when Landlord has substantially completed the work to be constructed or installed pursuant to the provisions of the Tenant Finish Agreement, subject only to the completion of items on Landlord's punch list (and exclusive of the installation of all telephone and other communications facilities and equipment, and other finish work to be performed by Tenant) and Landlord has delivered a Certificate of Occupancy to Tenant. Landlord's punch list shall consist of details of construction, decoration and mechanical adjustment which, in the aggregate, are minor in character and do not materially interfere with Tenant's use or enjoyment of the Premises. Landlord will provide Tenant access to the Premises fifteen (15) business days prior to the completion of the work to be constructed by Landlord, for Tenant to install any telephone equipment or other finish work needed to be installed by Tenant into the Premises. Tenant acknowledges that any changes (even in "small respects") and including material substitution to the Drawings and Specifications (as defined in Exhibit "B") for the Tenant Improvements (as defined in Exhibit "B") may cause, directly or indirectly, delays in the completion of the Tenant Improvements. Should Landlord approve any change in the Drawings and Specifications for the Tenant
Improvements requested by Tenant which causes a delay in completion of the Tenant Improvements beyond the date specified in this Lease for such completion and Landlord has notified Tenant in advance of any anticipated delays in the completion of the Tenant Improvements due to changes desired by Tenant, then the Term Commencement Date under this Lease for Tenant to commence paying Base
Monthly Rental (as hereinafter defined) shall not be extended nor shall the expiration date of the Term of the Lease be extended by reason of such delay in completion of the Tenant improvements. Tenant at the time of such requested change shall pay to Landlord all costs and expenses to be incurred by Landlord in making the change to the Tenant



Improvements requested by Tenant. Landlord represents that all work designed by Landlord shall meet all applicable codes and governmental requirements.

     4. POSSESSION. If this Lease is executed before the Premises become ready for occupancy and Landlord cannot deliver possession of the Premises on the date of commencement of the Term for any reason other than an omission, delay or default caused by Tenant, rent shall abate until Landlord can deliver possession, and Tenant hereby accepts such abatement in full settlement of any and all claims Tenant may have against Landlord arising from Landlord's inability to deliver possession at the Term Commencement Date. In the event the Premises are ready for occupancy prior to the Term Commencement Date of this Lease and Tenant chooses to occupy the Premises at that time, all terms, covenants and conditions of this Lease shall be in full force and effect as of such date. Tenant shall pay a prorated share of the monthly rental payment for any partial calendar month during which Tenant occupies the Premises. By occupying the Premises as tenant, Tenant shall be deemed to have accepted the same and acknowledges that the Premises are in the condition required hereunder, except for punch list items identified by tenant to Landlord in writing within fifteen (15) days of occupancy.

     5. RENTAL. Tenant shall pay to Landlord by payments to Windward Forest Partners, LLC at the address for notices in paragraph 34 of this lease, promptly on the first day of each month in advance, during the Term of this Lease, without deduction or set off, in legal tender the Base Monthly Rental, as this term is defined below, and Additional Rent, as this term is defined below.

     If the Term commences on a day other than the first day of a month, or terminates on a day other than the last day of a month, then Base Monthly Rental and Additional Rent for the first or last partial month shall be prorated based upon the actual number of days in such month.

     (a) Base Monthly Rental. Tenant shall pay to Landlord base monthly rental payments ("Base Monthly Rental") of $10,440.83 per month (calculated based upon a rental rate of $16.75 per square foot per annum for the Premises). The total Base Monthly Rental of $10,440.83 per month is composed of two components: a component of $2,805.00 per month for certain expenses (the "Expense Component") (calculated based upon a rental rate of $4.50 per square foot per annum for the Premises) and a component of $7,635.83 per month for other items (the "Primary Component") (calculated based upon a rental rate of $12.25 per square foot per annum for the Premises). Base Monthly Rental shall be increased and adjusted on January 1 of each year during the Term as follows: Base Monthly Rental shall be increased, but never decreased, on January 1 of each year during the Term by: an increase of three percent (3%) of the existing Primary Component (with Base Monthly Rental calculated by adding the Primary Component as so increased to the Expense Component).

     (b) Additional Rent. The following terms, as defined below, are used in this subparagraph (b):

                  (i) "Escalation Year" means each calendar year commencing with the calendar year in which the commencement date of the Term occurs, falling in whole or in part, within the Term.

                  (ii) "Estimated Operating Expense Increase" means the payments to be made by Tenant to Landlord toward the Operating Expense Increase in the amounts, and in the manner provided for by this subparagraph
         (b).

                  (iii) "Estimated Operating Statement" means the statement rendered to Tenant setting forth: (A) Landlord's reasonable estimate of the projected Operating Expenses

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         attributable to the Premises for the then current Escalation Year; (B)
         a computation of the Estimated Operating Expense Increase attributable to the Premises due for the then current Escalation Year; (C) a computation of the monthly Estimated Operating Expense Increase installments to be paid by Tenant pursuant to the Estimated Operating Statement, being one-twelfth (1/12) of the amount determined pursuant to clause (B) above; and (D) a computation of the amount due Landlord, or credit due Tenant, in respect of the lapsed months other than current Escalation Year.

                  (iv) "Operating Expense Increase" means the amount to be paid as Additional Rent in accordance with this subparagraph (b).

                  (v) "Operating Expenses" as defined herein and are supplemented in their definition in Exhibit "D", include all real property taxes for the Building and land ("Land") upon which the Building is located (including but not limited to, ad valorem taxes, special assessments, and governmental charges) and utility charges (including, but not limited to water, sewer, gas, electricity, fuel, light, heat and power bills) incurred in the operation of the Building, together with all costs to maintain, repair, replace, supervise, operate and administer the Building and its common areas, parking lots, landscaping, sidewalks, driveways, and other areas used in common by tenants and occupants of the Buildings or their guests, visitors, employees and invitees together with any assessments imposed upon Landlord pursuant to recorded covenants, conditions, or restrictions to which the Land or Building may be subject together with the cost of insurance premiums for fire, extended coverage, public liability and other insurance which Landlord reasonably deems necessary in connection with the ownership and operation of the Building or as required by the holder of any mortgage or deed to secure debt encumbering the Land, together with all other operating expenses of the Building and the land.

                  (vi) "Operating Statement" means a statement setting forth:
         (A) the actual Operating Expenses attributable to the Premises for an Escalation Year; (B) a computation of the total actual Operating Expense Increase attributable to the Premises for such Escalation Year;
         (C) an accounting for Estimated Operating Expense Increase payments, if any, and with respect to such Escalation Year; and (D) the amount of Operating Expense Increase then payable to Landlord, or the credit in respect thereof to which Tenant is entitled, for such Escalation Year, taking into account any increase in the Estimated Operating Expense Increase payments due Landlord pursuant to the Estimated Operating Statement rendered with respect to the next Escalation Year, if any.

     Operating Expenses shall be the actual Operating Expenses incurred by Landlord throughout the applicable Escalation Year.

     Tenant shall pay to Landlord as additional rent ("Additional Rent") for each Escalation Year during the Term, the Operating Expenses attributable to the Premises (based upon the square footage of the Premises as compared to the total square footage of the Building) for such Escalation Year if and to the extent the Operating Expenses exceed $4.50 per square foot per annum of the Building for the applicable Escalation Year. Within one hundred and twenty (120) days after the expiration of each Escalation Year, Landlord shall furnish Tenant with an Operating Statement. All amounts shown as due from Tenant on the Operating Statement for such Escalation Year shall be due from Tenant within thirty (30) days after the rendering of such Operating Statement.

     Commencing with the first Escalation Year during the Term, Landlord may render an Estimated Operating Statement for any Escalation Year. If and when so rendered from time to time, Tenant shall pay to Landlord in advance on the first
(1st) day of each calendar month the monthly Estimated Operating Expense Increase installments provided for in such Estimated Operating Statement, such payments to continue until another Estimated Operating Statement is rendered. Upon the rendering of the Operating Statement for any Escalation Year for which Estimated Operating Expense Increase installments were paid by Tenant, Tenant shall, within thirty (30) days thereafter, pay to Landlord the sum of (a) the excess, if any, of the Operating Expense Increase due for such Escalation Year over the monthly Estimated Operating Expense Increase installments paid by Tenant in respect of such Escalation Year, and (b) the excess, if any, of the Estimated Operating Expense Increase installments due for the current Escalation Year, as shown on the Estimated Operating Statement, over the Estimated Operating Expense Increase installments then being paid by Tenant multiplied by the number of months which shall have elapsed, in whole or in part, since the commencement of the current Escalation Year. If Tenant's Estimated Operating Expense Increase installments for the prior or current Escalation Year shall exceed the Operating Expense Increase due for the prior Escalation Year or the Estimated Operating Expense Increase due for the current Escalation Year, respectively, such excess shall be credited against any amount shown due on the Operating Statement (including the Estimated Operating Statement) and the balance, if any, shall be credited against the next succeeding installment or installments of Operating Expense Increase or Estimated Operating Expense Increase becoming due hereunder; provided, however, that if the Term of this Lease shall terminate or expire prior to the full application of such credit, any balance due Tenant shall be refunded to Tenant by Landlord on the date of such termination or expiration.

     For any Escalation Year not wholly falling within the Term, the Operating Expense Increase shall be determined by annualizing Operating Expenses during the portion of the Escalation Year falling within the Term and then prorating the Operating Expense Increase thereby determined, based upon the number of days of such Escalation Year falling within the Term. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease.

     (b) Late Charge and Past Due Interest. Tenant hereby acknowledges that if any monthly payment of Base Monthly Rental or Additional Rent or any other monies due hereunder from Tenant shall not be received by Landlord within five
(5) days after such payment is due, then Tenant shall pay the Landlord a late charge equal to five percent (5%) of such delinquent amounts. Any amounts payable hereunder by Tenant to Landlord which are not paid on or before the date due as provided in this Lease shall bear interest at the rate of one and a half percent (1-1/2%) per month from said due date until paid. Said late charge and interest shall be due without any requirement of Landlord to provide notice of failure to make payments to Tenant. Tenant shall be granted the ability to pay the rent as late as the 10th of the month twice during any one calendar year without a penalty.

     6. SECURITY DEPOSIT. Tenant has this day deposited with Landlord a security deposit in the amount of $10,440.83 as security for the performance by Tenant of all the terms, covenants, and conditions of this Lease upon Tenant's part to be performed, which sum shall be returned to Tenant within thirty days after the expiration of the Term, provided Tenant has fully performed hereunder. Landlord shall have the right to apply all or any part of said deposit to cure any breach of Tenant, and if Landlord does so, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord will have the full deposit on hand at all times during the Term. Landlord may commingle the deposit with any other funds of Landlord, and in the event of a sale of the Building, or a lease of the Building subject to this Lease, Landlord shall transfer the security deposit to the purchaser or lessee, as the case may be, and Landlord shall thereupon be released from all liability for the return of such security deposit and Tenant shall look to the new landlord solely for the return of said security deposit, and this provision shall apply to every transfer or assignment made of the security deposit to a new landlord; provided, however, Tenant shall not look for the return of any such security deposit to any holder or purchaser at foreclosure sale from such holder of a deed to secure debt or other security instrument affecting the real property of which the Premises forms a part who acquires title to such property by foreclosure, deed in lieu thereof, or otherwise, unless such parties shall have actually received such security deposit from the prior landlord. The security deposit under this Lease shall not be assigned or encumbered by Tenant, and any such attempted assignment or encumbrance shall be void.

     7. RESERVED

     8. USE OF PREMISES. The Premises shall be used for general office purposes and no other purposes and in accordance with the Rules and Regulations attached hereto and incorporated herein by this reference. The Tenant may use the premises for the operation offices of a bank provided this does not involve the retail customer service banking on site typical of a retail bank location. Both Tenant and Landlord acknowledge that the Building is not zoned for said use. Auto leasing as used in this paragraph shall not involve the storage of automobiles on the land surrounding the property nor the adjacent building to the Building. The Tenant shall not use, permit or allow the Premises to be used other than as strictly provided in this Lease and shall not use, permit or allow the Premises or any part thereof to be used for any unlawful purpose or otherwise in violation of any federal, state or local statute, law, ordinance, rule or regulation, including, without limitation, in violation of any zoning ordinances; nor shall the Tenant permit any nuisance within the Premises or permit the Premises to be used in any manner which will be a source of material annoyance or in any way interfere with the peaceful possession, enjoyment and proper use of other areas of the Building, nor shall the Premises be used in any manner so as to vitiate the insurance or increase the rate of insurance on the Premises or the Building. Not by way of limitation of the foregoing but in addition thereto, neither the Premises nor any portion thereof shall be used or occupied for any or all of the following: governmental or quasi-governmental offices, spas, massage parlors, escort services offices, retail sales purposes classroom facility purposes, schools, radio or television broadcasting or studio facilities, auto sales offices, equipment or appliance repair shops, daycare centers, nurseries, churches, or places of religious or quasi-religious worship, religious facilities (however this does not mean that Tenant's religious freedoms provided for in the Constitution of the United States shall in any way be affected with respect to Tenant's use of the space), or retail or wholesale sales purposes medical research laboratories or offices for medical or quasi-medical professionals providing medical treatments (but this shall not prohibit psychiatrist, psychologist and dentists.) At the time of signing of this Lease, Landlord is unaware of any zoning conflicts which would impede or prohibit the proposed use contemplated by Tenant in this Lease.

     9. TENTANT'S ACCEPTANCE. Tenant acknowledges that it has been afforded an opportunity to inspect the Premises and accepts the Premises "as is" and as suited for Tenant's intended use thereof, subject only to the provisions of Paragraph 3 and Exhibit "B". Upon completion of the improvements contemplated by Paragraph 3 and Exhibit "B", or occupancy of the Premises by Tenant, whichever first occurs, Tenant shall be deemed to have accepted any improvements made since the date hereof, except for punch list items and latent defects.

     10. ASSIGNMENT AND SUBLETTING. Tenant shall not voluntarily or involuntarily, whether by operation of law or otherwise, assign, transfer, hypothecate or otherwise encumber this Lease or any interest therein and shall not sublet or permit the use by others of the Premises or any portion thereof without obtaining in each instance Landlord's prior written consent which shall not be unreasonably withheld, delayed or denied. Landlord's consent to one assignment, sublease, transfer or hypothecation shall not be deemed as a consent to any other or further assignment, sublease, transfer or hypothecation. Any such assignment, sublease, transfer or hypothecation without Landlord's prior written consent shall be

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void and shall, at Landlord's option, constitute a material breach of this
Lease. No acceptance by Landlord of any rent or any other sum of money from any assignee, sublessee or other category of transferee shall release Tenant from any of its obligations hereunder or be deemed to constitute Landlord's consent to any assignment, sublease, transfer or hypothecation, and in any event, Tenant shall remain primarily liable on this Lease for the entire Term hereof and shall in no way be released from the full and complete performance of all the terms, conditions, covenants and agreements contained herein.

     In the event Tenant should desire to assign this Lease or sublet the Premises or any part thereof, Tenant shall give Landlord prior written notice, which notice shall specify (a) the date on which Tenant desires to make such assignment or sublease; (b) the name and business of the proposed assignee or sublessee; (c) the amount and location of the space affected; (d) the proposed effective date and duration of the subletting or assignment; and (e) the proposed rental to be paid to Tenant by such subtenant or assignee. Landlord shall then have a period of fifteen (15) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (1) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant will on that date be relieved of all further obligations to pay rent hereunder as to such space; or (2) to permit Tenant to assign or sublet such space, in which event if the proposed rental between Tenant and subtenants is greater than the Base Monthly Rental as adjusted under this Lease, then fifty (50%) percent of such excess rental shall be deemed additional rent owed by Tenant to Landlord under this Lease and the amount of such excess shall be paid by Tenant to Landlord in the same manner that Tenant pays the Base Monthly Rental hereunder and in addition thereto; or (3) to withhold consent to Tenant's assigning or subleasing such space, which consent shall not be unreasonably withheld, and to continue this Lease in full force and effect as to the entire Premises. Tenant agrees to reimburse Landlord for Landlord's reasonable attorney's fees and actual costs incurred in connection with the processing and documentation of any request made pursuant to this paragraph.

     11. HOLDING OVER. Should Tenant or any of its successors in interest continue to hold the Premises after termination of this Lease, whether such termination occurs by lapse of time or otherwise, with Landlord's acquiescence, and without any distinct agreement between the parties, such holding over shall constitute and be construed as a tenancy at sufferance at a monthly rental equal to one and one half (1-1/2) the monthly rental (including Base Monthly Rental and any adjusted and Additional Rent) provided herein at the time of such termination if Landlord elects to accept such rent. During such time as Tenant shall continue to hold the Premises after the termination hereof, Tenant shall be regarded as a tenant at sufferance and not a tenant at will; subject, however, to all the terms, provisions, covenants and agreements on the part of Tenant hereunder. No payments of money by Tenant to Landlord after the termination of this Lease shall reinstate, continue, renew or extend the Term and no extension of this Lease after the termination hereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant. Tenant shall be liable to Landlord for all damages which Landlord shall suffer by reason of Tenant's holding over and Tenant shall indemnify, defend and hold Landlord harmless against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant. If Landlord accepts rent pursuant to this Paragraph, Landlord shall always have the right to terminate Tenant's possession under this Paragraph upon thirty (30) days prior written notice to Tenant.

     12. ALTERATIONS AND IMPROVEMENTS.(a) No structural alteration in, or addition to, the Premises, will be made without first obtaining Landlord's prior written consent. It is understood that the term structural as used in the preceding sentence shall mean to include all walls, whether load bearing or not and all electrical, plumbing, and HVAC and mechanical systems. Tenant shall not need Landlord's approval for cosmetic alterations that cost less than $5,000.

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     (b) If Tenant's actions, omissions or occupancy of the Premises shall cause the rate of fire or other insurance either on the Building or the Premises to be increased, Tenant shall pay, as additional rent, the amount of any such increase promptly upon demand by Landlord.

     (c) All erections, additions, fixtures and improvements, whether temporary or permanent in character (except only the movable office furniture and trade fixtures and other movable personal property of Tenant) made in or upon the Premises shall be and remain Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise, with no compensation to Tenant. Landlord reserves the right to require Tenant to remove any such improvements or additions made by Tenant and office furniture and trade fixtures at the termination hereof or within fifteen (15) days thereafter. Landlord may, at its election, repair any damage to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, alterations, improvements and installations, and all costs for such repairs shall be at Tenant's expense.

     13. ALTERATIONS REQUIRED BY LAW. If, because of the nature of Tenant's use or occupancy of the Premises, any addition, alteration, change, repair, or other work of any nature, structural or otherwise, shall be required or ordered or become necessary at any time during the Term because of any law, or governmental regulation now or hereafter in effect, or any order or decree of any court, the entire expense thereof, irrespective of when the same shall be incurred or become due, shall be the sole liability of Tenant, and Landlord shall not contribute thereto.

     14. REPAIRS TO THE PREMISES.Landlord shall not be required to make any repairs or improvements to the Premises, except structural repairs necessary for safety and tenantability. Tenant shall, at its own cost and expense, keep in good repair all portions of the Premises including but not limited to windows, glass, doors, interior walls and finish work, floors and floor coverings, and supplemental or special heating and air conditioning systems, and shall take good care of the Premises and its fixtures and permit no waste, except normal wear and tear with due consideration for the purpose for which the Premises are leased. Tenant shall maintain and replace, at its cost and expense, all light bulbs and fixtures in the Premises that are not the Building's standard 2-foot by 4-foot fluorescent light fixtures and bulbs therefor.

     15. LANDLORD'S RIGHT TO ENTER PREMISES. Tenant shall not change the locks on any entrance to the Premises. Upon Tenant's written request to Landlord, Landlord will make a reasonable change of locks on behalf of Tenant at Tenant's sole cost and expense. Landlord and its agents, employees, and contractors shall have the right to enter the Premises at such times as Landlord deems reasonably necessary to make necessary repairs, additions, alterations, and improvements to the Premises or the Building, including, without limitations the erection, use, and maintenance of pipes and conduits and to show the Premises to prospective tenants and purchasers. Landlord shall also be allowed to take into and through the Premises any and all needed materials that may be required to make such repairs, additions, alterations, and improvements, all without being liable to Tenant in any manner whatsoever. During such time as work is being carried on, in or about the Premises, provided such work is carried out in a manner so as not to interfere unreasonably with the conduct of Tenant's business therein, the rent provided herein shall in no way abate, and Tenant waives any claim and cause of action against Landlord for damages by reason of loss or interruption to Tenant's business and profits therefrom because of the prosecution of any such work or any part thereof in the event of emergency, or if otherwise necessary to prevent injury to persons or damage to property, such entry to the Premises may be made by force without any liability whatsoever on the part of Landlord for damage resulting from such forcible entry. Landlord shall make reasonable efforts to notify tenant and to be courteous and business-like during such entries.

     16. DEFAULT AND REMEDIES. The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to pay any installment of Base Monthly Rental, or Additional Rent pursuant to the terms hereof within five (5) days after the due date thereof, and any other charge or assessment against Tenant after five (5) days written notice to Tenant; (ii) Tenant shall fail to comply with any term, provision, covenant or warranty made under this Lease by Tenant, other than the payment of the Base Monthly Rental or Additional Rent or any other charge or assessment payable by Tenant, and shall not cure such failure within fifteen (15) days after notice thereof to Tenant;
(iii) Tenant or any guarantor of this Lease shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest the material allegations of a petition filed against it in any such proceeding; (iv) a proceeding is commenced against Tenant or any guarantor of this Lease seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, and such proceeding shall not have been dismissed within forty-five
(45) days after the commencement thereof, (v) a receiver or trustee shall be appointed for the Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease; (vi) Tenant shall abandon or vacate all or any portion of the Premises or fail to take possession thereof as provided in this Lease; (vii) Tenant shall do or permit to be done anything which creates a lien upon the Premises or the Building and such lien is not removed or discharged or bonded within fifteen (15) days after the filing thereof, (viii) Tenant shall fail to return a fully executed instrument to Landlord in accordance with the provisions of Paragraphs 25 and 26 hereof within the time period provided for such return following Landlords request for same as provided in Paragraphs 25 and 26 (except in the case where the Tenant has elected to self insure); or (ix) Tenant shall fail to return a properly executed estoppel certificate to Landlord in accordance with the provisions of Paragraph 37 hereof within the time period provided for such return following Landlord's request for same as provided in Paragraph 37.

     Upon the occurrence of any of the aforesaid events of default, and, without notice, or demand of Tenant in any instance, Landlord shall have the option to pursue any one or more of the following remedies:

     (a) Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination, with the same force and effect as though the date so specified were the date herein originally fixed as the termination date of the Term of this Lease, and all rights of Tenant under this Lease and in and to the Premises shall expire and terminate, and Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Premises to Landlord on the date specified in such notice and if Tenant fails to do so, Landlord may without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any portion thereof.

     (b) Terminate this Lease as provided in clause (a) above and recover from Tenant all losses and damages Landlord may suffer or incur by reason of such termination, including, without limitation, a sum which, at the date of such termination, is equal to the then present value (to be computed as set fourth below) of the excess, if any, of (i) the Base Monthly Rental, Additional Rent and all other sums which would have been payable hereunder by Tenant for the period commencing with the date following the date of such termination and ending with the date herein before set forth for the expiration of the full Term hereby granted, over (ii) the aggregate reasonable rental value of the Premises for the same period. Tenant hereby agrees to pay to Landlord on demand the amount of all such losses and damages which Landlord may suffer by reason of such termination

     (c) Terminate this Lease and declare immediately due and payable all Base Monthly Rental, Additional Rent and other rents and amounts which in Landlord's reasonable determination would become due and payable under this Lease for the entire remaining Term hereof, discounted to present value (to be computed as set forth below), to be due and payable immediately. Upon the acceleration of such amounts, Tenant agrees to pay the same at once, together with all rent and other charges and assessments theretofore due, at Landlord's address as herein provided, provided, however, that such payment shall not be deemed a penalty or forfeiture but shall constitute liquidated damages for Tenant's failure to comply with the terms and provisions of this Lease (Landlord and Tenant agreeing that Landlord's actual damages in such events are impossible to ascertain and that the amount set forth is a reasonable estimate thereof.) Upon making such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants and subtenants renting said Premises or portion thereof during the Term of this Lease (with appropriate allocations of such rents in the event other tenants lease spaces in addition to the Premises), provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to the preceding sentence less all costs, expenses and attorney's fees of Landlord incurred in connection with the reletting of the Premises.

     (d) Without terminating this Lease, terminate Tenant's night of possession and enter into and upon and take possession of the Premises or any part thereof, and at Landlord's option, expel and remove persons and property therefrom by entry, dispossessing suit or otherwise, without thereby releasing Tenant from any liability hereunder, without terminating this Lease and without being liable to prosecution or any claim for damage thereof. Such property, if any, may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of Tenant, all without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby, and Landlord may, but shall be under no obligation to do so, relet the Premises or any portion thereof in Landlord's or Tenant's name, but for the account of Tenant, with or without advertisement, and by private negotiations, and receive the rent therefore, and for any term and upon such terms and conditions as Landlord may deem necessary or desirable. Landlord shall in no way be responsible or liable for any rental concessions or any failure to lease the Premises or any part thereof, or for any failure to collect any rent due upon such reletting. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied as follows: first, to the payment of any indebtedness (other than any amounts due hereunder) from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including, without limitation, brokerage fees and attorneys' fees and costs of alterations and repairs (Tenant agreeing that Landlord shall have the right to make such alterations and repairs as in Landlord's judgment, may be necessary to relet the Premises); third, to the payment of rental and other charges then due and unpaid hereunder; and the residue, if any, shall be held by Landlord to the extent of and for application in payment of future amounts due hereunder as the same may become due and payable hereunder. In reletting the Premises as aforesaid, Landlord may grant rent concessions and Tenant shall not be credited therefor. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall, at Landlord's option, be calculated and paid monthly. No such reletting shall be construed as an election by Landlord to terminate this Lease unless a written notice of such election has been given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous event of default provided same has not been cured. Notwithstanding anything contained herein to the contrary, no termination of Tenant's right of possession of the Premises by dispossessory action or otherwise shall release Tenant from the performance of Tenant's obligations under this Lease, including, without limitation, the timely payment of all rent reserved hereunder for the balance of the Term of this Lease following such termination of Tenant's right of possession.

     (e) Without liability to Tenant or any other party and without constituting a constructive or actual eviction, suspend or discontinue furnishing or rendering to Tenant any property, material, labor, utilities or other service, wherever Landlord is obligated to furnish or render the same, so long as Tenant is in default under this Lease.

     (f) Allow the Premises to remain unoccupied and collect Base Monthly Rental and other charges due hereunder from Tenant as they come due.

     (g) [Omitted]

     (h) Landlord may perform, as agent for and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform and of which Landlord shall have given Tenant notice and opportunity to cure as provided herein, the cost of which performance by Landlord together with interest thereon at the default rate from the date of such expenditure, shall be deemed additional rental and shall be payable by Tenant to Landlord upon demand and Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from such action whether caused by negligence of Landlord or otherwise.

     (i) Landlord may exercise any other legal or equitable right or remedy which it may have, including, but not limited to Landlord's right judicially to obtain possession pursuant to Georgia statutory law.

     Notwithstanding the provisions of clause (g) above and regardless of whether a "default" shall have occurred, Landlord may exercise the remedy described in clause (g) without any notice to Tenant if Landlord, in its good faith judgment, believes it would be materially injured by failure to take rapid action or if the unperformed obligation of Tenant constitutes an emergency. Any costs and expenses incurred by Landlord (including, without limitation, reasonable attorneys' fees) in enforcing any of its rights or remedies under this Lease shall be deemed Additional Rent and shall be repaid to Landlord upon demand to Tenant for said Additional Rent.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedy herein provided or any other remedy provided by law or at equity nor shall pursuit of any remedy herein provided constitute an election of remedies thereby excluding the later election of an alternate remedy, or a forfeiture or waiver of any Base Rental, Additional Rent or other charges and assessments payable by Tenant and due to Landlord hereunder or of any damage accruing to Landlord by reason or violation of any of the terms, covenants, warranties and provisions herein contained.

     If this Lease is terminated by Landlord pursuant to clause (b) and (c) above, "present value" shall be computed by discounting the amount of such excess to present worth at a discount rate equal to one percent (1%) above the discount rate then in effect at the Federal Reserve Bank of Atlanta, Georgia. Neither the commencement of any action or proceeding, nor the settlement thereof, nor entry of judgment thereon shall bar Landlord from bringing subsequent actions or proceedings from time to time, nor shall the failure to include in any action or proceeding any sum or sums then due be a bar to the maintenance of any subsequent actions or proceedings for the recovery of such sum or sums so omitted. Landlord's pursuit of any remedy or remedies, including, without limitation, any one or more of the remedies stated above, shall not (i) constitute an election of remedies or preclude pursuit of any other remedy or remedies provided in this Lease or separately or concurrently or in any combination, or (ii) serve as the basis for any claim of constructive eviction, or allow Tenant to withhold any payments under this Lease.

     The failure of Landlord to insist upon strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any subsequent breach or default in the terms, conditions, and covenants herein contained except as may be expressly waived in writing.

     Landlord shall in no event be in default in the performance of any of its obligations in this Lease unless and until Landlord shall have failed to perform such obligation within such additional time as is reasonably required to correct any such default aforementioned by Tenant to Landlord properly specifying whereas Landlord has failed to perform any such obligation.

     If Tenant shall at any time be in default hereunder, and if Landlord shall deem it necessary to engage attorneys to enforce Landlord's rights hereunder, the determination of such necessity to be in the sole discretion of Landlord or if Landlord is made a party to litigation involving or pertaining to Tenant due to no fault of Landlord, then Tenant will reimburse Landlord for the reasonable expenses incurred thereby, including but not limited to court costs and reasonable attorneys' fees.

     17. LANDLORD'S SERVICES. Landlord shall render services and supplies incidental to this Lease in accordance with and as described in this Paragraph 17, as follows:

     (a) General cleaning and janitorial service required as a result of normal, prudent use of the Premises and only on Mondays through Fridays, (five nights weekly) inclusive, with New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other recognized bank holiday (herein collectively called the "Holidays") excepted.

     (b) Access to Natural Gas and Electricity (from the individual appropriate supply utilities serving the Building) for Premises for standard tenant lighting and small business machinery only from electric circuits designated by Landlord for Tenant's use and for heat and HVAC within the Premises. (See 17(c) for Tenant's Additional Rent for Utilities). Tenant will not use any electrical equipment which in Landlord's reasonable opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building. If any additional circuitry or wiring is required by Tenant, and Landlord approves the installation of the same in writing, such work shall be performed at Tenant's expense by Landlord's electrician and under Landlord's control and supervision, and Tenant shall pay Landlord for such additional work as billed.

     Landlord shall not be liable for any damages directly or indirectly resulting from the installation, use or interruption of use of any equipment in connection with the furnishing of services referred to in this Paragraph, and particularly any interruption in services by any cause beyond the immediate control of Landlord, provided Landlord shall use reasonable diligence in the restoration of such services.

     (c) Tenant's direct electrical and natural gas use ("Tenant's Utility Use", hereinafter) within the Premises shall be separately metered for Tenant. Landlord has agreed to provide Tenant with Utilities in Exhibit D-1 not to exceed $1.50 per rentable square foot per annum, (the "Annual Utility Allowance" hereinafter). Tenant shall reimburse Landlord, as provided for in paragraph 5, Additional Rent for Tenant's Utility Use above the Annual Utility Allowance. If, in Landlord's sole opinion, Tenant's Total Electrical Usage for any month during the Term shall exceed the Annual Electricity Allowance pro rated to a monthly basis for that calendar year, then Landlord may demand payment by Tenant for said excess as Additional Rent.

     18. PARKING. Tenant, its employees, guests, visitors, and invitees shall be granted the right and privilege to park in the parking facilities provided by the Building for the Term of this Lease. The parking facilities shall consist of the surface parking lot surrounding the Building. All parking shall be free and unassigned, and based on a parking ratio of 6 spaces per 1000 square feet of building area, which amount Tenant and its employees shall not exceed. During the original term of this lease, Tenant shall pay no fees or costs for parking.

     19. WINDOW DRESSINGS. All exterior windows of the Premises shall be equipped only with thin slat blinds provided by the Landlord. Tenant may install other window treatments so long as same have solid white linings and so long as the thin slat blinds remain affixed between the window glass and the other window treatments.

     20. TELEPHONE SERVICE. Tenant acknowledges and agrees that securing and arranging for telephone service to the Premises is the sole responsibility of Tenant and that Landlord has no responsibility or obligation to provide or arrange such telephone service, nor to permit installation of any facilities or equipment in the Building outside of the Premises in connection with providing telephone service to the Premises.

     21. DESTRUCTION OF PREMISES. Should the Premises be so damaged by fire or other cause that rebuilding or repairs cannot be completed within one hundred eighty (180) days from the date of the fire, or other cause of damage, then either Landlord or Tenant may terminate this Lease by written notice to the other given within thirty (30) days of the date of such damage or destruction, in which event rent shall be abated from the date of such damage or destruction. However, if the damage or destruction is such that rebuilding or repairs can be completed within one hundred eighty (180) days, Landlord covenants and agrees, subject to the provisions of this Paragraph 21, to make such repairs with reasonable promptness and dispatch, and to allow Tenant an abatement in the Base Monthly Rental and for such time as the Premises are untenantable or proportionately for such portion of the Premises as shall be untenantable, and Tenant covenants and agrees that the terms of this Lease shall not be otherwise affected. In no event shall Landlord be required to repair or replace any trade fixtures, furniture, equipment or other property belonging to Tenant nor shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions, or other improvements which may have been placed in or about the Premises by Tenant; nor shall Landlord have any obligation to incur any cost to repair, reconstruct or restore the Premises in excess of insurance proceeds from the casualty necessitating such work that are made available to Landlord, under its sole control for such work. Notwithstanding anything to the contrary contained in this Paragraph, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty contained under this Paragraph occurs during the last twelve (12) months of the Term of this Lease.

     22. [Omitted]

     23. CONDEMNATION. If the whole of the Premises, or such portion thereof, as will make Premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then, in either of said events, the Term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor; provided, however, Tenant shall not be entitled to claim compensation for items which would reduce Landlord's award.

     24. GOVERNMENTAL ORDERS. Except as otherwise provided in Sections 13 and 22 hereof, in the event Landlord, during the Term, shall be required by any governmental authority, or by the order or decree of any court, to repair, alter, remove, construct, reconstruct, or improve any part or all of the Building or the Premises, then such action may be taken by Landlord at its expense, and such action shall not in any way affect Tenant's obligations under this Lease, and Tenant waives all claim for injury, damages or abatement of rental because of such repair, alteration, removal, construction, reconstruction or improvement; provided, however, that (a) if such action by Landlord shall render the Premises wholly untenantable, then Landlord may either terminate this lease or abate rental during the period of such untenantability; and (b) if in Landlord's reasonable judgment such actions by Landlord cannot be completed within one hundred and twenty (120) days, then Landlord may terminate this Lease. In the event Landlord terminates this lease, Tenant shall immediately surrender the Premises and rent shall be paid up to and including the date of the expiration of the Term. Alternatively, if rental is abated during the period of untenantability as provided in (a) above, then Tenant shall relinquish possession of the Premises during the period of rental abatement and resume paying rental upon Landlord's restoration of the Premises to a condition of tenantability.

     25. INSURANCE. Tenant shall carry fire and extended coverage insurance insuring Tenant's interest in its furniture, equipment, supplies, and other property owned, leased, held, or possessed by it and contained therein, such insurance coverage to be in an amount equal to the full insurable value of such improvements and property.

     Tenant also agrees to carry a policy or policies of workers' compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement, in an amount of not less than Five Hundred Thousand and No/100 ($500,000.00) Dollars for the property damage and One Million and No/100 ($1,000,000.00) Dollars per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Said policies shall: (i) name Landlord as an additional insured and insure Landlord's contingent liability under this Lease (except for the workers' compensation policy, which shall instead include waiver of subrogation endorsement in favor of Landlord); (ii) be issued by an insurance company which is acceptable to Landlord and licensed to do business in the State of Georgia; and (iii) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Landlord. Said policy or policies, or certificate thereof, shall be delivered to Landlord by Tenant upon commencement of the Term of the Lease and upon each renewal and/or modification of said insurance. Landlord shall carry comprehensive general liability insurance during this Lease in a type and amount consistent with sound management practices and property insurance on the Building for the full replacement value thereof.

     26. WAIVER OF SUBROGATION. Landlord and Tenant each hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including, without limitation, any other tenants or occupants of the remainder of the Building in which the Premises are located; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such time as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of file releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Landlord and Tenant each agrees that it will request its insurance carriers to include in its policies such a clause of endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so. If such other party fails to pay such extra costs, the release provisions of this Paragraph shall be inoperative against such other party to the extent necessary to avoid invalidation of such releasor's insurance.

     27. NO ESTATE IN LAND. This contract shall create the relationship of Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale and not assignable by Tenant except by Landlord's consent.

     28. INDEMNITY. Excepting for the willful misconduct, or sole negligence of Landlord, its agents and employees, Tenant indemnifies and shall hold Landlord, its agents and employees, harmless from and defend Landlord, its agents and employees, against any and all claims or liability for injury or death to any person or damage to any property whatsoever:

     (a) either (i) occurring in, on, or about the Premises; or (ii) occurring in, on, or about any facilities (including, without limitation, passageways hallways or common areas) the use of which Tenant may have in conjunction with other occupants of the Building, when such injury, death or damage shall be caused in part or in whole by the act, neglect or fault of, or emission of any duty with respect to the same by Tenant, its agents, employees, contractors, invitees, licensees, tenants, or assignees; or

     (b) arising from any work or thing whatsoever done by or benefiting the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; or

     (c) arising from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this Lease; or

     (d) otherwise arising from any act of neglect of the Tenant, or any of its agents, employees, contractors, invitees, licensees, tenants or assignees; and from and against all reasonable costs, expenses, counsel fees, and court costs incurred or assessed in connection with any or all of the foregoing. Furthermore, in case any action or proceeding be brought against Landlord by reason of any claim or liability, Tenant agrees to cause such action or proceeding to be defended at Tenant's sole expense by counsel reasonably satisfactory to Landlord. The provisions of this Lease with respect to any claims or liability occurring or caused prior to any expiration or termination of this Lease shall survive such expiration or termination.

     29. TENANT'S ENVIRONMENTAL COVENANTS. Tenant warrants and represents to Landlord that Tenant has not, and will not, generate, store, handle or otherwise deal with any hazardous or toxic waste, substance or material, or contaminants, oil, pesticides, radioactive or other materials on the Premises, the removal of which is required or the maintenance of which is prohibited, regulated or penalized by any local, state, or federal agency, authority or governmental unit.

     30. LIABILITY OF LANDLORD. Landlord shall not be liable to Tenant or to any persons, firm, corporation, or other business association claiming by, through, or under Tenant for failure to furnish or for delay in all furnishing any service provided for in this Lease. Landlord shall not be liable for any latent defects in the Premises or Building; nor for defects in the ceiling, heating, electric, water, or other apparatus or systems or for water discharged from sprinkler systems, if any, or from water pipes and plumbing facilities in the Building; nor for the theft, mysterious disappearance, or loss of any property of Tenant whether from the Premises or any part of the Building; nor from interference, disturbance or acts to or committed against Tenant by third parties, including, without limitation other occupants of the Building and any such occurrences shall not constitute an actual or constructive eviction of Tenant.

     31. LIMITATION OF LIABILITY. Landlord's obligations and liability with respect to this Lease shall be limited solely to Landlord's interest in the Building, as such interest is constituted from time to time, and neither Landlord nor any officer, director, shareholder, member, manager, or partner of Landlord, or of any member or manager of Landlord, shall have any personal liability, whatsoever with respect to this Lease .

     32. NO WAIVER OF RIGHTS. No failure or delay of Landlord to exercise any right or power given it herein or to insist upon strict compliance by Tenant of any obligation imposed on it herein and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by Landlord or any right it has herein to demand strict compliance with the terms hereof by Tenant. No person has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing and signed by Landlord.

     33. ENTIRE AGREEMENT AND EXHIBITS. This Lease constitutes and contains the sole and entire agreement of Landlord and Tenant and no prior or contemporaneous oral or written representation or agreement between the parties and affecting the Premises shall have legal effect. The content of each and every exhibit which is referenced in this Lease as being attached hereto is incorporated into this Lease as fully as if set forth in the body of this Lease. Except as otherwise provided herein, Landlord hereby disclaims any warranties and representations as to the Building or Premises, whether express of implied.

     34. NOTICES. Every notice, demand or request hereunder shall be in writing and shall be deemed to have been properly given if delivered by courier, with signed receipt, or if deposited with the United States Postal Service (or any official successor thereto) designated certified mail, return receipt requested, bearing adequate postage and addressed as follows:

If to Tenant:                                          Management Company:

         Net Bank, Inc.                                   Kingston Group
         9755 Dogwood Drive                               5696 Peachtree Parkway
         Suite 310                                        Suite 400
         Roswell, GA 30075                                Atlanta, GA 30092
         Attention:   Chief Financial Officer             Phone # 770/242-2650

If to Landlord:

         Windward Forest Partners, LLC
         c/o Kingston Group
         5696 Peachtree Parkway
         Suite 400
         Norcross, GA 30092

The foregoing addresses may be changed by thirty (30) days written notice from time to time.

     Tenant hereby appoints as his agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, the person in charge of or occupying the Premises at the time, and if no person is in charge of or occupying same, then such service or notice may be made by attaching the same on the main entrance to the Premises. A copy of all notices under this Lease shall also be sent to Tenant's last address of which notice was given to Landlord in accordance with this Paragraph 34, if different from the Premises.

     35. SUCCESSORS AND ASSIGNS: ATTORNMENT: The covenants, conditions and agreements herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its heirs, executors, administrators, successors and assigns, and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment by Tenant has been consented to by the Landlord. Nothing contained in this Lease shall in any manner restrict Landlord's right to assign or encumber this Lease in its sole discretion. Should Landlord assign this Lease as provided for above, or should Landlord enter into a security deed or other mortgage affecting the Premises and should the holder of such deed or mortgage succeed to the interest of Landlord, Tenant shall be bound to said conditions of this Lease for the balance of the Term hereof remaining after such succession, and Tenant shall attorn to such succeeding party as its landlord under this Lease promptly under any such successions. Tenant agrees that should any party so succeeding to the interest of Landlord require a separate agreement of attainment regarding the matters covered by this Lease, then Tenant shall enter into any such "attainment agreement", provided the same does not modify any of the provisions of this Lease and has no adverse effect upon Tenant's continued occupancy of the Premises.

     Tenant shall with the execution of this Lease, execute the Subordination, Non-Disturbance and Attornment Agreement attached hereto as Exhibit "E".

     36. SUBORDINATION. Tenant agrees that this Lease shall automatically be and remain subject and subordinate to all present and future mortgages, deeds to secure debt or other security instruments (the "Security Deeds") affecting the Premises. Tenant shall promptly, within five (5) days of request by Landlord, execute and deliver to Landlord such certificate or certificates in writing as Landlord may request, confirming the subordinate nature of the Lease to such Security Deeds.

     37. ESTOPPEL CERTIFICATE. Tenant shall upon request from Landlord at any time and from time to time, and within five (5) days of such request, execute, acknowledge and deliver to Landlord a written statement substantially in the form of the Estoppel Certificate attached hereto as Exhibit "C", certifying without limitation as follows, (i) that this Lease is unmodified and in full force and effect (or if there has been modification thereof, that the same is in full force and effect as modified and stating the nature thereof); (ii) that to the best of its knowledge there are no uncured defaults on the part of Landlord (or if any such default exists, the specific nature and extent thereof); (iii) the date to which any rents and other charges have been paid in advance, if any; and (iv) such other matters as Landlord may reasonably request. Tenant irrevocably appoints Landlord as its attorney in fact, coupled with an interest to execute and deliver, for and in the name of Tenant, any document or instrument provided for in this paragraph, if Tenant fails to execute the Estoppel Certificate within the time period permitted herein.

     38. TIME IS OF THE ESSENCE. Time is of the essence with the respect to the performance of each of the covenants and agreements of this Lease; provided, however, that failure of Landlord to provide Tenant with any notification regarding adjustments in Base Monthly Rental, or any other charges provided for hereunder, within the time periods prescribed in this Lease shall not relieve Tenant of its obligation to make such payments, which payments shall be made by Tenant at such time as notice is subsequently given.

     39. CAPTIONS: GOVERNING LAW. The captions of this Lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease. The laws of the State of Georgia shall govern the validity, performance and enforcement of this Lease.

     40. DEFINITIONS. "Landlord" as used in this Lease shall include its heirs, representatives, assigns and successors in title to Premises. "Tenant" shall include its heirs and representatives, and if this Lease shall be validly assigned or sublet, shall include also Tenant's assignees or sublessees, as to premises covered by such assignment or sublease. "Agent" shall include its successors, assigns, heirs, and representatives. "Landlord", "Tenant", and "Broker", include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     41. SEVERABILITY. If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during its term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby, unless such invalidity is, in the sole determination of Landlord, essential to the rights of both parties in which Landlord has the right to terminate this Lease on written notice to Tenant.

     42. RULES AND REGULATIONS. Tenant and Tenant's agents, employees, contractors, licensees and invitees shall fully comply with all requirements of the Rules and Regulations (as changed from time to time as hereinafter provided). Landlord shall at all times have the right to change such Rules and Regulations or to promulgate other rules and regulations in such reasonable manner as Landlord, in its sole discretion, may deem advisable; provided, however, that such changes shall not become effective and a part of this Lease until a copy thereof shall have been delivered to Tenant. Tenant shall further be responsible for compliance with such Rules and Regulations by Tenant's agents, employees, contractors, licensees and invitees. Landlord shall consistently apply and enforce such Rules and Regulations as to all tenants in Building and within Windward Forest.

     43. SPECIAL STIPULATIONS. The Special Stipulations, if any, attached hereto by Landlord and Tenant are hereby incorporated herein and made a part hereof In the event the Special Stipulations conflict with any of the foregoing provisions of this Lease, the Special Stipulations shall control.

     44. BROKERAGE COMMISSION. Kingston Group, Inc. represents Landlord and not Tenant in this transaction. William Leonard & Co. represents Tenant and not Landlord in this transaction. Tenant acknowledges that principals of Landlord are licensed real estate brokers, and are receiving a real estate commission in connection with the transaction contemplated hereby, Landlord agrees to pay William Leonard & Co. a real estate commission in an amount agreed to between Kingston Group, Inc., as co-Brokers, and William Leonard & Co. under a separate agreement. In the event of a claim arising through Tenant or through any of Tenant's agents for any commission or fee by any other broker, agent, sales person or finder, Tenant hereby agrees to indemnify Landlord and all of Landlord's agents from any and all such claims and any and all demands, costs, expenses, and causes of action in connection therewith.

     45. REMOVAL OF PERSONAL PROPERTY. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all unattached and movable personal property and equipment which Tenant has placed in the Premises, provided Tenant repairs all damages to Premises caused by such removal. All Personal Property and Tenant's trade fixtures of Tenant remaining on the Premises after the end of the Term shall be deemed conclusively abandoned, notwithstanding that title to or a security interest in such Personal Property may be held by an individual or entity other than Tenant, and Landlord may dispose of such Personal Property in any manner it deems proper, in its sole discretion. Tenant hereby waives and releases any claim against Landlord arising out of the removal or disposition of such Personal Property. Tenant shall reimburse Landlord for the cost of removing such Personal Property.

     46. SIGNAGE. Tenant shall not place any signs, decals, or other materials upon the windows or suite doors of the Premises nor on the exterior walls of Premises. Landlord agrees to provide Tenant, at Tenant's expense, one Building standard suite door tenant identification sign. Any additional signage desired by Tenant shall be approved, in writing, by Landlord and the management company of the Building, which shall be granted in their sole discretion.

     47. CORING OF FLOOR. Landlord shall do any and all coring of floor that may need to be done. Tenant shall not core the floor under any circumstances.

     48. EFFECT OF TERMINATION OF LEASE. No termination of this Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof

     49. RIGHTS CUMULATIVE. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

     50. FORCE MAJEURE. In the event Acts of God, interruption of public utilities, strike, lockout, labor trouble, civil commotion, or any other event outside and beyond Landlord's control (collectively hereinafter called "Force Majeure"), resulting in the impairment of Landlord's ability to perform any obligation or provide any service hereunder, this Lease shall not terminate except at Landlord's election, and Tenant's obligation to pay Base Monthly Rental, Additional Rental and all other charges and sums due payable by Tenant shall not be altered or excused and Landlord shall not be considered to be in default under this Lease or liable in damages to Tenant in any manner.

     51. TENANT CORPORATION, PARTNERSHIP OR INDIVIDUAL. If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant, warrant and represent that Tenant is a duly organized and validly existing corporation, that Tenant has and is qualified to do business in Georgia, that the corporation has full right and authority to enter into this Lease, and that each and all persons signing on behalf of the corporation were authorized to so do. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties. If Tenant executes this Lease as a limited liability company, each of the persons executing this Lease on behalf of Tenant does hereby covenant, warrant and represent that tenant is a duly organized and validly existing limited liability company, that Tenant has and is qualified to do business in Georgia, that the limited liability company has full right and authority to enter into this Lease, and that each and all persons signing on behalf of the limited liability company were authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties. If Tenant executes this Lease as a partnership, Tenant does hereby covenant, warrant and represent that all of the persons who are general or managing partners in said partnership have executed this Lease on behalf of Tenant, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor, by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms. Also, it is agreed that each and every present and future partner of Tenant shall be and shall remain at all times jointly and severally liable hereunder, and that the death, resignation, or withdrawal of any partner shall not release the liability of such partner under the terms of this Lease unless and until Landlord consents in writing to such release. If Tenant executes this Lease as an individual, Tenant does hereby covenant, warrant and represent that his legal residence address is that set forth below his signature on this Lease.

     52. SUBMISSION OF LEASE. The submission of this Lease for examination does not constitute an offer to lease nor a reservation of space even if said lease is executed by Landlord, and this Lease shall be effective only upon execution hereof by Landlord and Tenant and delivery of a counterpart thereof to Landlord and Landlord's acceptance and final approval thereof

                   (This space intentionally left blank)
                   (Signatures are on the following page)

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Agreement under seal as of the day and year first above written.

Signed, sealed and delivered in the presence of:  TENANT:

                                                  Net Bank, Inc.

/s/ Dianne D. Chapin                              By: /s/ D.R. Grimes
-------------------------------                       -------------------------
Notary Public/Witness

                                                  Name:    D.R. Grimes
                                                          ---------------------
Notary Public, Cobb County, Georgia

My Commission Expires March 18, 2001              Title:   CEO
                                                          ----------------------

/s/ Dianne D. Chapin                              Attest:  /s/Robert E. Bowers
-------------------------------                           ----------------------
Notary Public/Witness

                                                  Name:    Robert E. Bowers
                                                         ----------------------
Notary Public, Cobb County, Georgia

My Commission Expires March 28, 2001              Title:   CFO
                                                         ----------------------

Signed, sealed and delivered in the presence of:  LANDLORD:

                                                  Windward Forest Partners, Inc.

/s/ M. Helen Falk                                 By: /s/ C. Parker Day
-------------------------------                       -------------------------
Notary Public/Witness

                                                  Name:    Manager
                                                        -----------------------

SPECIAL STIPULATIONS

1.   DELAY IN POSSESSION

Notwithstanding anything herein to the contrary, if possession of the Premises is not delivered to Tenant by January 14, 1998, for any reason other than those caused by Tenant, then Landlord shall promptly pay to Tenant $100.00 per day for every day of delayed occupancy. If possession of the Premises is not delivered to Tenant by June 15, 1998 for any reason other than those caused by Tenant and force majeure as provided elsewhere in this Lease, Tenant may, at its option, cancel this Lease and Landlord shall return all monies paid to Landlord and have no further claim against Tenant.

2.   OPERATING EXPENSE EXCLUSIONS

Notwithstanding anything in Paragraph 5 to the contrary, Operating Expenses shall in no event include the items listed below:

     a. the cost of any work or service performed for any tenant (including Tenant) at such tenant's cost;

     b.       salaries of officers and executives of Landlord;

     c. the cost of any items to the extent Landlord is reimbursed by insurance;

     d. interest on debt or amortization payments on any mortgage and rental under ground lease or other underlying lease;

     e. all leasing expenses, including any real estate brokerage commissions incurred in procuring tenants;

     f. any costs included in operating costs representing an amount paid to a corporation related to Landlord which is in excess of the amount which would have been paid in the absence of such relationship;

     g. charges (including applicable taxes) for electricity, steam and other utilities consumed by other tenants in quantities above Building Standard levels which are not separately metered an paid for by any such tenant to the applicable utility company;

     h. any cost of painting or decorating of any tented part of the Building excluding common areas;

     i. the cost of any repair in accordance with the provisions hereof relating to casualty or condensation;

     j the cost and expenses related to a refinancing or sale of the Property; and

     k. the cost of removing any asbestos from the Building or Land, or the cost of complying with any governmental rules, regulations and statutes affecting the Building or Land.

3.   REPAIRS AND MAINTENANCE

Notwithstanding anything herein to the contrary, Landlord shall maintain and keep in good repair the Building, including but not limited to all structural repairs, roof, building exterior, parking, walkways, landscaping, plumbing, electrical, mechanical and heating and air conditioning systems in the Premises and Building and maintain the common areas in a manner consistent with other similar buildings in the area.

4.   DESTRUCTION OR DAMAGE

Notwithstanding anything contained in Paragraph 21 herein, if the Premises are not restored and possession delivered to Tenant within one hundred eighty (180) days from the date of the decision by Landlord to rebuild the Premises, then Tenant may, at its option, terminate this Lease and Landlord shall have no further claim against Tenant.

5.   CONDEMNATION

Notwithstanding the provisions of Paragraph 23 of the Lease, Tenant shall be entitled to retain any condemnation proceeds which are separately awarded to Tenant or which are otherwise available under applicable law, including but not limited to the value of Tenant's interest in the lease, moving costs and other costs of relocation, the interruption of or damage to Tenant's business, and the loss of good will, provided that any such award to Tenant shall in no way reduce the proceeds awarded to Landlord.

6.   COMPLIANCE WITH BUILDING CODES

Notwithstanding anything herein to the contrary, Landlord hereby represents and warrants to Tenant that the Premises have been constructed and completed in compliance with all applicable federal, state and municipal laws, ordinances, and regulations, and building and fire codes.

7.   CONSTRUCTION WARRANTY

All workmanship and materials used in construction of the Building and Premises shall be free of any material defect(s) for a period of one (1) year from Term Commencement Date. Upon notification in writing by Tenant to Landlord of defect(s), Landlord shall promptly repair or cause to be repaired same.

8.   RESERVED

9.   ENVIRONMENTAL

To the best of Landlord's knowledge, information and belief, the Property is free of hazardous substances, underground storage tanks, contaminants, oil radioactive, or other dangerous materials including, without limitation, asbestos and PCBs.

10.  ASSIGNMENT AND SUBLETTING

Notwithstanding the provisions of Paragraph 10 of this Lease, Tenant shall have right, without the prior consent of the Landlord, to assign this Lease or sublet the whole or any part of the Premises to a corporation or entity which: 1) is Tenant's parent corporation; or 2) is a wholly-owned subsidiary of Tenant or Tenant's parent corporation; or 3) is a corporation of which Tenant or Tenant's parent corporation owns in excess of fifty percent (50%) of the outstanding capital stock; or 4) as a result of consolidation or merger with Tenant and/or Tenant's parent corporation. Any transfer pursuant to 1, 2, 3 or 4 above, shall be subject to the following conditions: a) Tenant shall remain fully liable during the unexpired term of this Lease; and b) any such assignment, sublease or transfer shall be subject to all of the terms, covenants and conditions of this Lease, and such assignee, sublessee or transferee shall expressly assume the obligations of Tenant under the Lease by a document reasonably satisfactory to Landlord.

11.  QUIET ENJOYMENT

So long as Tenant is not in default, Landlord and its successors and assigns shall not interfere with Tenant's quiet use and enjoyment of the Premises.

12.  RENEWAL OPTION

If Tenant is not in default under any of the provisions of this Lease, Landlord hereby grants Tenant an option to extend the Lease Term for one additional five
(5) year term by giving written notice to Landlord eight (8) months prior to the expiration of the original Lease Term. Except as otherwise provided herein, the Base Monthly Rental during the renewal term will be the market rates prevailing for similar quality office space located in the North Fulton submarket of Atlanta, Georgia. Market Rate shall be defined as the then fair market rental value of the Premises as of the date of commencement of the renewal term, determined in accordance with the provisions set forth below. The fair market rental value of the Premises shall mean the rental that would be agreed to by a landlord and a tenant, each of whom is willing, but neither of whom is compelled, to enter into the lease renewal transaction. The fair market rental value shall be determined on the basis of the assumptions that (1) the operating expense stop shall be updated on the first full calendar year under the renewal based on the actual expenses for the previous year, and (2) the fair market rental value shall be projected to the commencement date of the applicable renewal term. The fair market rental value to be determined shall not take into account any special tenant improvements or any special uses or rights afforded to Tenant under the Lease in connection with the Premises, but shall take into account the following factors:

    i. Rental for comparable premises in comparable existing buildings, (taking into consideration, but not limited to, use, location and/or floor level within the applicable building, quality, age and location of the applicable buildings);

    ii. The rentable area of the premises being leased;

    iii. The length of the rental term as it pertains to the renewal exclusive of the length of the initial Term;

    iv. The extent to which the improvement allowance, rent credit, tenant improvement allowances, space planning allowance, or similar inducements given to Tenant are less, or greater, than that which would have been given to a comparable tenant in a comparable building.

Within thirty (30) days of receipt of such notice from Tenant exercising this option, Landlord shall notify Tenant of the Base Monthly Rental and other terms of the renewal term. If the Landlord and Tenant are unable to agree upon the fair market net rental value, then Tenant may rescind its exercise of this renewal option by giving Landlord notice no later than 180 calendar days prior to the expiration of the lease term and shall have no further obligation to renew this Lease.

13.  TENANT IMPROVEMENTS-Common Area Restrooms
Landlord at its sole cost shall install common area restrooms which shall be accessible to Tenant. They shall be constructed to all applicable building and handicapped codes in effect at the time of construction.

14.  RENTAL ABATEMENT
Notwithstanding anything herein to the contrary, the first two (2) full months of occupancy shall be rent free.

15.  AUDIT RIGHTS
Landlord agrees that it shall allow Tenant or Tenant's representatives to inspect and audit the books and records of Landlord that pertain to payments by Tenant of Tenant's share of Operating Expenses, at any reasonable time at the office of the Landlord or any reasonable location within the Atlanta metro area that said books might be maintained, and upon at least (10) days prior written notice to Landlord, to determine the reasonableness and fairness of such charges, provided that Landlord shall not be required to maintain its books and records for inspection or audit by Tenant for more than twelve calendar months after the due date of such charges to which they pertain. Tenant shall have the right to reasonably contest such charges, and tenant may not inspect more than once in any calendar year.

16.  Reserved

17.  AFTER HOURS SECURITY
An after hours roving security guard service will be provided by Landlord for the security of all tenants in the Building.

18.  ACCESS
The building can be accessed 24 hours a day, 365 days per year.

RULES AND REGULATIONS

1. "Normal business hours" shall mean the days Monday through Friday, inclusive, except legal holidays, during the hours from 8:00 a.m. to 6:00 p.m., and Saturdays, except legal holidays, from 8:00 a.m. to 1:00 p.m. At all other times every person, including Tenant, Tenant's employees, agents clients, customers, invitees and guests entering and leaving the Building may be questioned by a security guard as to that person's business therein, and may be required to sign such person's name on a form for registering such person. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. and at all hours on Saturdays, Sundays, and holidays all persons who are not occupants or their accompanied guests. Tenant shall be responsible for all persons for whom it allows to enter the building and shall be liable to Landlord for all acts of such persons. Landlord reserves the right to exclude or expel from the Building any persons who, in the opinion of Landlord, are or appear to be intoxicated or under the influence of liquor or drugs or who is in violation of any of the rules and regulations of the Building. Landlord shall in no case be liable for damages for error with regard to the admission to or exclusion from the Building of any person. During the continuance of any invasion, mob, riot, public excitement or other circumstances rendering such action advisable in the opinion of Landlord, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of the occupants and protection of the Building and property in the Building.

2. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises or Building or on corridor walls. Signs on the door or doors of the Premises shall conform to Building standard signs. Signs on doors shall, at Tenant's expense, be inscribed, painted or affixed by sign makers approved by or on behalf of Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant.

3. The sidewalks, entry passages, corridors, and halls shall not be obstructed by Tenant, or used for any purpose other than for ingress and egress. Tenant shall not be allowed to move in or move out of Premises during normal business hours Monday through Friday. Tenant will insure that movers take necessary measures required by Landlord to protect Building (e.g., windows, carpets, walls, and doors) from damage. The halls, passages, exits, and entrances, are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its occupants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant nominally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever, including, but not limited to, coffee grounds shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant, Tenant's employees, agents, clients, customers, invitees and guests, who shall have caused it.

4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord all such items shall be installed inboard of the Building standard window blinds and shall in no way be visible from the exterior of the Building. Tenant shall not remove the Building standard window blinds installed in the Premises. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside Tenant's Premises.

5. No Tenant shall do or permit to be done in said Premises, or bring to keep anything therein, which shall in any way obstruct or interfere with the rights of other occupants or in any way injure or annoy them. Tenant and Tenant's employees, agents, clients, customers, invitees and guests shall maintain order in the Building, shall not make/permit any improper noise in the Building or interfere in any way with other occupants or those having business with them. Nothing shall be thrown by Tenant, Tenant's employees, agents, clients, customers, invitees and guests out of the windows or doors, or down the passages of the Building. No rooms shall be occupied or used as sleeping or lodging apartments at any time. No part of the Building shall be used or in any way appropriated for gambling, immoral or other unlawful practices, and no intoxicating liquor or liquors shall be sold in the Premises or Building without the written consent of Landlord.

6. Tenant shall not, without the written consent of Landlord, put up or operate any fans, electric heaters, machinery or stove upon the Premises, or carry on any mechanical business thereon, or use or allow to be used upon the Premises, oil, burning fluids, camphene, gasoline or kerosene for heating, warming or lighting. No cooking except by microwave oven shall be done or permitted by Tenant on the Premises except in conformity with law and then only in the utility kitchen, if any, as set forth in Tenant's layout, which is to be primarily used by Tenant's employees for heating beverages and light snacks. No article deemed extra hazardous on account of fire and no explosives shall be brought into the Premises. No offensive gases or liquids will be permitted.

7. No bicycles, vehicles, birds or animals (except seeing eye dogs) of any kind shall be brought into or kept in or about the Premises.

8. No painting shall be done, nor shall any alterations be made, to any part of the Premises or Building by putting up or changing any partitions, doors or windows, nor shall there be any nailing, boring or screwing into the woodwork or plastering, nor shall any connection be made to the electric wires or electric fixtures, without the consent in writing on each occasion of Landlord. No sunscreen or other films shall be applied to the interior or exterior surface of any window glass. All glass, locks and trimmings in or upon the doors and windows of the Building shall be kept whole and, when any part shall be broken, the same shall be immediately replaced or repaired and put in order under the direction and to the satisfaction of Landlord, and shall be left whole and in good repair. Tenant shall not injure, overload or deface the Building, the woodwork or the walls of the Premises.

9. No additional lock, latch, bolt or access device of any kind shall be placed upon any door or any changes be made in existing locks or mechanism thereof by Tenant without the consent of Landlord. Notwithstanding anything to the contrary, it is understood that Tenant may have confidential areas which may need special security and which may require locks to which Landlord may not receive keys. Any request for such locks shall not be unreasonably withheld, delayed, or denied by Landlord. Tenant acknowledges that janitorial service may have to be an extra charge to Tenant in such rooms if access is denied Landlord's janitorial staff during their regular hours of duty. Upon commencement of this Lease, Landlord shall provide, at no expense to Tenant, two entrance door keys. The cost of providing additional keys to Tenant shall be borne by Tenant. At the termination of this Lease, Tenant shall return to Landlord all keys to doors in the Building furnished to Tenant by Landlord and those keys otherwise procured by Tenant. Tenant may place security cameras on the outside of the property in reasonable locations with Landlord's permission, which shall not be unreasonably withheld, delayed, or denied.

10. Tenant assumes any and all responsibility for protecting Premises from theft robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed. On multiple-tenancy floors, all occupants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

11. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Tenant, Tenant's employees, agents, clients, customers, invitees and guests, shall not bring in or take out, position, construct, install or move any safe, business machine or other heavy office equipment without first obtaining the consent of the Landlord. In giving such consent, Landlord shall have the right in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of plunks, skids or platforms to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of Tenant. The moving of all heavy equipment or other office equipment or furniture shall not occur during normal business hours Monday through Friday and the persons employed to move the same in and out of the Building must be acceptable to Landlord. Safes and other heavy office equipment will be moved through the halls and corridors only upon steel bearing plates or other methods approved by Landlord.

12. The Landlord will post on the Building directory Tenant's name only at no charge. All additional names winch Tenant shall desire put upon the directory shall, if approved by the Landlord, be placed on the Building's directory. A charge by the Landlord to Tenant will be made for each such additional listing representing Landlord's actual cost to purchase and install such directory listings.

13. No Tenant shall employ any person or persons other than the janitor of the Landlord (who will be provided with pass-keys into the offices) for the purpose of cleaning Premises. Except with the written consent of the Landlord, no person or persons other than those approved by the Landlord shall be permitted to enter the Building for the purpose of cleaning same. Tenant shall not cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness of the Premises. Landlord shall in no way be responsible to Tenant for any loss of property on the Premises, however, occurring, or for any damage done to the effects of Tenant by the janitor or any other employee or any other person. Tenant shall at the end of each business day leave the Premises in a reasonably tidy condition for the purpose of the performance of cleaning.

14. Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address. Landlord shall each have the right to prohibit any advertising by Tenant which, in the opinion of Landlord, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

15. Except as expressly provided to the contrary herein, Landlord, and Landlord's respective agents, employees and contractors shall have the right to enter the Premises at all reasonable hours, for the purpose of making any repairs, alterations, or additions which it shall deem necessary for the safety, preservation, or improvement of the Building; and Landlord, and Landlord's respective agents, employees and contractors shall be allowed to take all material into and upon said Premises that may be required to make such repairs, improvements, and additions, or any alterations for the benefit of the Tenant without in any way being deemed or held guilty of an eviction of the Tenant; and the rent reserved shall in no way abate while said repairs, alterations, or additions are being made; and the Tenant shall not be entitled to maintain a setoff or counterclaim for damages against the Landlord, and Landlord's respective agents, employees and contractors by reason of loss or interruption to the business of the Tenant because of the prosecution of any such work. All such repairs, decorations, additions, and movements shall be done during normal business hours, or, if any such work is at the request of the Tenant to be done during any other hours, the Tenant shall pay for all overtime work.

16. Tenant shall observe and obey all parking and traffic regulations as imposed by Landlord. The parking facilities shall be used by vehicles that may occupy a standard parking area only. Moreover, the use of the parking facilities shall be limited to normal business parking and shall not be used for a continuous parking of any other vehicle regardless of size.

17. The requirements of Tenant will be attended to only upon application to the management of the Building. Building employees shall not perform any work or do anything outside of their regular duties, unless under special instruction from the management office.

18. Canvassing, soliciting, distributing of handbills or any other written material, and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same. Tenant shall not make room-to-room solicitation of business from other occupants in the Building.

19. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning. Tenant will observe strict care and caution that all water faucets or water apparatus are entirely shut off before the Tenant, Tenant's employees, agents, clients, customers, invitees and guests leave the Premises, and that all utilities shall likewise be carefully shut off so as to prevent waste or damage, and for any default or carelessness, the Tenant shall make good all injuries sustained by other occupants of the Building. Tenant will comply with all energy conservation, safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

20. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, Tenant shall first obtain, and comply with, the instructions of Landlord in their installation. The Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of the Landlord. The location of burglar alarms, telephones, call boxes or other office equipment affixed to the Premises shall be subject to the written approval of Landlord. Tenant shall not install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. Notwithstanding anything to the contrary herein, any consent or approval required for this section shall not be unreasonably withheld.

21. Tenant shall store all trash and garbage within the interior of the Premises. No materials shall be placed in the trash boxes or receptacles if such materials are of such nature that they may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in this area without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and provided for such purposes and at such times as Landlord may designate.

22. Tenant shall provide and maintain hard surface protective mats under all desk chairs which are equipped with casters to avoid excessive wear and tear to carpeting. It Tenant fails to provide such mats, the cost of carpet repair or replacement made necessary by such excessive wear and tear shall be charged to and paid for by Tenant.

23. Tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical fixtures, or heating apparatus so that such accidents or defects may be attended to properly.

24. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests. These Rules and Regulations are in addition to and as a supplement of, and shall not be construed to in any way otherwise modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease Agreement.

                                    EXHIBIT A

                                   FLOOR PLAN

                      [Diagram of floor space appears here]

                                    EXHIBIT B
                             TENANT FINISH AGREEMENT
                                 WINDWARD FOREST

     This Agreement, made this 15th day of September, 1997, Windward Forest Partners, L.L.C., a Georgia limited liability company (hereinafter referred to as "Landlord") and Net Bank, Inc., a Georgia corporation (hereinafter referred to as "Tenant").

                               W I T N E S S E T H

     WHEREAS, the undersigned Landlord and Tenant have executed and delivered a certain Lease Agreement (hereinafter referred to as the "Lease") to which this Agreement is attached, and into which this agreement is fully incorporated by reference, as Exhibit "B";

     WHEREAS, the Lease provides for the leasing of space (the "Premises") within Windward Forest Office Building, 950 Northpoint Parkway, Alpharetta, Fulton County, Georgia (hereinafter referred to as the "Building");

     WHEREAS, terms which are defined in the Lease when used herein shall have the same meanings ascribed thereto as set forth in the Lease; and

     WHEREAS, Landlord and Tenant desire to set forth herein their respective agreements regarding the improvements of the Premises;

     NOW THEREFORE, in consideration of the foregoing recitals, the execution and delivery of the Lease by the parties hereto, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant, intending to be legally bound, hereby agree as follows:

Section 1.  Tenant Improvements

     Section 1.01 Tenant Improvements

     The term "Tenant Improvements" shall mean all improvements constructed or installed in or on the Premises in accordance with the Drawings and Specifications, as hereinafter defined.

     Section 1.02 Base Building Condition

     The term "Base Building Condition" shall mean the condition of the Premises after Landlord's substantial completion of construction of the Building in accordance with those certain plans and specifications of the project manual and construction drawings dated October 7, 1996, provided that Landlord shall be entitled to make changes, modifications and alterations in said plans and specifications from and after the date hereof. It is acknowledged that upon completion of construction of the Building by Landlord, Base Building Condition shall include only building shell, as defined further in Section 1.03 below, and shall not include any tenant finish improvements or other items whatsoever above and beyond building shell. Except as provided for in the Lease, Tenant hereby accepts Base Building Condition of the Building and Premises as so constructed by Landlord "As Is".

     Section 1.03 Building Shell

     The term "Building Shell" shall include all those items in the building which are not particular to any tenant but support all tenants such as roof, exterior walls, windows and doors, common area bathrooms, hallways, exit corridors, mechanical rooms and closets, telephone rooms and closets, janitor rooms and closets, fire sprinkler risers and building standard sprinkler grid, and any other common areas typical of a comparable office building in this submarket of Atlanta. Not included within the Base Building Condition and as part of the Building Shell, but to be provided for through Landlord's Allowance for Tenant improvement Costs, as hereinafter defined, or paid for directly by Tenant to Landlord as Tenant Costs, as hereinafter defined, shall be the following labor and materials which shall be required to be specified by Tenant's Architect, as hereinafter defined, in all construction documentation with respect to the Premises concerning such matters:

     (1) Acoustic Ceiling

         (a)   Grid: 2'x2'x15/16th recessed grid: USG Donn
               "DX-Intermediate Duty" grid with white enamel finish. Grid system to be installed throughout Premises.

         (b) Tile: 5/8 inch thick 2'x2' regular tile for recessed grid: Armstrong Georgian Minatone.

     (2) Mechanical (HVAC)

         (a) Furnish and install mechanical HVAC equipment to generate heat and air conditioning to Tenant's Premises consistent with comparable buildings in this submarket of Atlanta, which shall be installed on the roof above the Premises and within premises as needed.

         (b)   Provide and install controls for HVAC equipment.

         (c) Furnish and install interior zone supply ductwork and return air ducts, from rooftop units to Premises.

         (d) Balance the mechanical installation (fire dampers, spinins, flex supply diffusers, return air grills, HVAC controls, final test and balance) as needed.

         (e) Provide engineering drawings for permitting with the proper authorities.

     (3) Electrical and Lighting

         (a) Electrical systems to all common area building elements normally requiring electricity for their operation and electrical distribution panels to provide electrical service to those systems for 110 volt utility outlets, lighting, and other permitted electrical uses by Tenant. This electrical load for each tenant shall not exceed five (5) watts per square foot for lighting, normal business machine (110 volt) outlets, and all other direct electrical consumption by Tenant.

         (b) Standard 2'x4' lay-in fixture to be Lithonia 2pm4gb34018dl20es with parabolic lenses and 3 cool white lamps, or equal.

         (c) Standard downlight to be Halo 5" diameter with DAR-30 lamp and black step baffle reflector.

         (d) All Tenant exit lights, emergency power packs, and electrical panels to be provided by Tenant as part of Tenant
               Improvements.

         (e)   Electrical Panels to be Siemans, Square "D", ITE, or equal.

         (f) Provide engineering drawings as required for permitting, to record drawings, and submittals for permitting, which shall indicate panel layout and fixtures controlled by each circuit.

     (4) Sprinkler Head Grid

         The standard delivery of unfinished space shall include all those sprinkler heads installed on a grid pattern sufficient to satisfy the appropriate governmental authorities as to the fire safety of the Building for occupancy thereof Included in the Tenant's cost of Tenant Improvements shall be the relocation of any of those existing sprinkler head locations and the addition of any new sprinkler head locations caused by Tenant's design and layout of the Premises. With respect to those tenant's whose construction documents are completed prior to the construction of the initial grid's placement, those tenants shall not be responsible for the cost to relocate, but only for the additional heads and the costs of their placement to the extent it falls outside the grid as it would have been installed in the Base Building Condition.

     (5) Drywall partitions

         (a)   Tenant Demising and Corridor Walls

               (1) Construction: One (1) layer of 5/8" fire rated drywall on office side over 25 gauge 3 5/8" metal studs at 24" O.C. with 1 layer 1/2" drywall on office side. Wall cavity to contain 3 1/2" batt insulation and built and sealed to roof deck to obtain a fire rating of 1 hour (U.L. Design U465).

         (b)   Standard Office Partitions

               (1)   Construction: 25 gauge 3 5/8" metal studs at
                     24" O.C. with 1 layer 1/2" drywall on each side. Walls to be 9' high or as needed to fit abutment to windows.

     (c) Finishing Out of Exterior Walls in Finished Area

                (1) Construction: 25 gauge 3 5/81' metal studs at 24" O.C. with 1 layer 1/2" drywall on office side. Wall cavity to have 3 1/2" batt insulation. Height to be 9' high or as needed to fit window conditions of Shell Building.

     (6) Doors and Hardware

         (a) Tenant entry doors: storefront doors to match building shell per storefront manufacturer.

         (b) Standard tenant door: 3'-0" x 8'-0", 1 3/4 " thick, solid core birch door.

         (c) Building Services door: 3'-0" x 8'-0", 1 3/4 " thick, solid core birch door.

         (d)  Frame:  Knockdown hollow metal, painted.
         (e)  Hardware sets:

              (1) Schlage heavy duty mortise locks L9000 series with 07 lever US26B except USS32B at public corridors
              (2)   Closers: LCN 1460 US26B at public corridor doors
         (f)  Typical interior door hardware:

              (1)   Hinges: 1 1/2 pair 4 1/2x4 US26D
              (2) Hardware sets: Schlage AL Series cylinder lock sets US25D with "Jupiter" lever.
              (3)   Closers: Not applicable

         (g) "B" label door: Same as Building Services door above except it has 1 hr. fire rating, 1 each lever lock set and closer. Frame shall be welded to have I hr. fire rating.

         (h) "C" label door: Same as Building Services door above except it has 20 min. fire rating, 1 each lever lock set and closer.

     (7)    Window Treatment

            Horizontal blinds to be Bali/Graber 1" mini blinds which shall be furnished and installed by Landlord as part of Building Shell.

     (8) Floor Covering (the following are suggestions and will be used for all preliminary pricing, but in no way are intended to suggest use or limit Tenant's ability to chose any floor covering desired by Tenant).

            (a)   Carpet:

                  (1) Offices, Open areas: Shaw Commercial Shoal Creek H 36 oz. or equal $12.00 per yard of material and installation cost.
                  (2) Reception, Corridor, Conference: Carnegie or equal at $20.00 per yard material and installation cost.
            (b)   Vinyl composite tile: Kitchen, Break Room/Area, Work
                  Room: Armstrong or equal at $ 1.10 per square foot material and installation cost.

            (c)   Rubber cove base: Roppe or equal 4" standard color at
                  1.00 linear foot material and installation cost.

     (9) Wall Covering (the following are suggestions and will be used for all preliminary pricing, but in no way are intended to suggest use or limit Tenant's ability to chose any floor covering desired by Tenant).

            (a) Standard tenant wall covering allowance: Corridor, $1.40 per square foot material and installation cost.

            (b) Tenant wall covering allowance upgrade: Reception/ Conference Rooms, etc.: $3.00 per square foot material and installation cost.

     (10) Painting (the following are suggestions and will be used for all preliminary pricing, but in no way are intended to suggest use or limit Tenant's ability to chose any floor covering desired by Tenant).

            (a) Walls: 2 coats Porter Paints, Duron or approved equal latex flat paint.
            (b) Wood doors: color stained with three coat precatalyze conversion varnish finish, M. L. Campbell "Magnalac" or approved equal.
            (c)   Metal doors: alkyd gloss paint
            (d)   Door frames: alkyd gloss paint.

     (11) Millwork (if applicable) (the following are suggestions and will be used for a preliminary pricing, but in no way are intended to suggest use or limit Tenant's ability to chose any floor covering desired by Tenant).

            (a)    Cabinets

                   (1) Flush construction cabinets with face frame and plastic laminate finish complying with AWI Section 400 for "Custom" Grade Cabinets.

                   (2) Plastic laminate on all exposed surfaces by Nevamar, Wilsonart, or equal.
                   (3) Melamine on all interior surfaces: white unless noted otherwise.

     (b)      Reception desk and other casework:

                   (1) Comply with AWI Section 400 and 400A for "Premium" grade casework and cabinets with natural finish.
                   (2) Finish to be custom color stain with three coat precatalyzed conversion varnish, M.L. Campbell "Magnalac".

     (c) Cabinet Hardware

                   (1) Hinges: Blum concealed clip hinge 125 degrees full overlay #Blum 77M-558.

         (2) Slides: Blum, epoxy coated European slide 4 Blum 230 M-550 3/4 extension, 100 lb. white bottom mount.
         (3)      Pulls: $3.00 allowance per pull.

     (d) Countertops: All countertops to be high pressure decorative laminate complying with AWI standards for "custom grade" countertop from a full range of manufacturers standard color, patterns and finishes from Laminart, Wilson Art, Nevamar, Formica, or equal.

     (12) Plumbing

          (a) Standard breakroom sink to be Polar 4955-5 or equal, with Kohler double blade handle faucet with 8" spread.

          (b) Electric water heaters to be A.O. Smith Model #ELJ-6 or equal.

          (c) Provide riser diagram and other engineering drawings necessary for permitting. Provide record drawings and submittals.

Section 2.        Drawings and Specifications

         Section 2.01.     Definition

     The term "Drawings and Specifications" shall mean the final drawings, specifications, and finish schedules for the Tenant Improvements which shall be prepared and approved by Landlord and Tenant in accordance with the following procedure:

     (a) As soon as possible after execution of this Tenant Finish Agreement, but in no event later than ten (10) days thereafter, Tenant shall either inform Landlord that Tenant desires to use the Architect designated by Landlord ("Landlord's Architect") to prepare final working drawings as necessary to commence construction of the Tenant Improvements or inform Landlord of the identity of the architect or other design specialist whom Tenant desires to use for such work. Landlord shall have the right of approval over any architect or other design specialist selected by Tenant and shall advise Tenant promptly of Landlord's decision either approving or disapproving the person or firm selected by Tenant.

     (b) If Tenant elects to use Landlord's Architect as provided in subsection (a) above, Tenant shall commence working with said architect promptly so that final working drawings and specifications can be prepared for Landlord's approval. If Tenant elects to use an independent architect or design specialist and if the same is approved by Landlord, Tenant agrees to commence working with such professional promptly and further agrees that such work shall be performed in accordance with professional standards for design and construction criteria. The architect selected by Tenant, whether Landlord's Architect or other architect or design specialist selected by Tenant with Landlord's approval, shall hereinafter be referred to as the "Tenant's Architect".

     (c) As soon as reasonably possible, but no more than thirty (30) days after making its election under subsections (a) and (b) above, Tenant shall deliver to Landlord Tenant's proposed final working drawings and specifications for the Tenant Improvements. Landlord shall promptly review and resubmit the same to Tenant, either with Landlord's approval, or with Landlord's approval subject to comments, or with Landlord's disapproval. If Landlord fails to respond within thirty (30) days after receiving such proposed final drawings and specifications, Landlord shall be deemed to have given its disapproval. Tenant shall resubmit any such draw' s and specifications which are returned by Landlord without complete approval as promptly as possible, and such resubmitted drawings and specifications shall contain the information or changes required by Landlord. Once Landlord then satisfies itself that such drawings and specifications are acceptable, Landlord shall so notify Tenant and the same shall constitute the "Drawings and Specifications" for purposes of this Tenant Finish Agreement.

     (d) Promptly after receipt of the Drawings and Specifications, Landlord shall obtain from a contractor designated by Landlord ("Landlord's Contractors") price estimates for the Tenant Improvements and shall submit the same to Tenant for its selection and approval. If Tenant disapproves such price estimate, Tenant agrees to work promptly with Tenant's Architect to value engineer and redraw and reissue Construction Drawings, which shall be rebid by Landlord's contractors. Upon receipt of final bids, Tenant shall select Contractor. Selection of the winning bid shall be based on the lowest price unless Tenant (with Landlord's reasonable agreement) shall select a high bidder ("Landlord's Contractor" hereinafter). The aggregate cost for the Tenant Improvements, once approved by Tenant, shall hereinafter be referred to as "Tenant Improvement Costs". Upon determination of the Tenant Improvement Costs, Tenant shall be deemed to have given final approval to the Drawings and Specifications and Landlord shall be deemed to have been authorized to proceed with the work of constructing and installing the Tenant Improvements in accordance with the Drawings and Specifications. See Exhibit "B-I" for the Schedule which outlines the agreed to dates for this process.

Section 3.        Payment of Costs

         Section 3.01      Reserved

         Section 3.02      Landlord's Allowance for Tenant Improvement Costs.

         Landlord shall pay the Tenant Improvement Costs up to, but not exceeding, the amount of $136,000.00 (the "Landlord's Allowance for Tenant Improvement Costs") (calculated at the rate of $20.00 per usable square foot of the Premises, as outlined on Exhibit "A" and attached to this lease).

         Section 3.03      Tenant's Costs

         Tenant shall pay to Landlord, as additional rental, the following:

         (a) The Tenant Improvement Costs over and above the Landlord's Allowance for Tenant Improvement Costs;

         (b) The cost (including fees for architects, engineers, interior designers and other professionals) for preparing and finalizing all drawings and specifications as set forth in Sections 2.01 (a) through
         (d), and

         (c) The cost of making any and all changes in and to the Drawings and Specifications and any and all increased costs in the Tenant Improvement Costs, including construction management fees, resulting therefrom.

         The aggregate of all costs described above in subsections (a) through
(c) of this Section 3.03 are hereinafter referred to collectively as "Tenant's Costs".

         Section 3.04      Payment Schedule for Tenant's Costs.

         Tenant shall pay to Landlord the Tenant's Costs as follows:

         (a) Fifty percent (50%) of the amount of Tenant's Costs then known to Landlord and Tenant shall be paid prior to the commencement of any work of constructing and installing the Tenant Improvements;

         (b) Forty percent (40%) of the amount of Tenant's Costs then known to Landlord and Tenant shall be paid within thirty (30) days after the commencement of the work of constructing and installing the Tenant Improvements; and

         (c) The balance of Tenant's Costs shall be paid immediately upon Landlord's notification to Tenant that the work of constructing and installing the Tenant Improvements has been substantially completed, and upon the approval of work by Tenant, such approval not to be unreasonably withheld.

         Section 3.05      Changes in Drawings and Specifications

         If at any time after the Tenant Improvement Costs are determined Tenant desires to make changes in the Drawings and Specifications, Tenant shall submit to Landlord for approval working drawings and specifications for any and all such desired changes. The process of finalizing and approving such drawings and specifications shall be in the same manner as set forth in Section 2 above. Once any and all changes and modifications are approved, Landlord shall promptly submit the same to Landlord's Contractor for pricing. The procedure for determining an approval cost for such changes shall be set as set forth in
Section 2 above. Once a cost for such changes has been approved, a references in this Agreement to "Drawings and Specifications" shall be to the Drawings and Specifications adopted pursuant to the procedures of Section 2 above, as changed and modified pursuant to this Section 3.05, and all references to "Tenant Improvement Costs" shall be deemed to include the aggregate approved costs for the changes as determined in this Section 3.05. Once the changes and the costs thereof have been approved, Tenant shall be deemed to have the given full authorization to Landlord to proceed with the work of constructing and installing Tenant Improvements in accordance with the Drawings and Specifications, as changed and modified. Landlord shall have the optional right to require Tenant to pay one lump sum to Landlord, in advance of commencement of any work for any and all increases in the Tenant Improvement Costs which result from approved changes to the Drawings and Specifications.

         Section 3.06      Failure to Pay Tenant Costs

         Failure by Tenant to pay Tenant's Costs in accordance with this Section 3 will constitute a failure by Tenant to pay rent when due under the Lease and shall therefore constitute a default by Tenant under the Lease, and Landlord shall have all of the remedies available to it under the Lease and at law or in equity for nonpayment of rent.

         Section 3.07      Landlord's Disbursement Obligations

         Landlord agrees to disburse the Landlord's Allowance for Tenant Improvement Costs and the Tenant Costs (to the extent deposited by Tenant with Landlord) to pay the Tenant improvement Costs as and when the same become due and payable. Landlord shall be entitled to rely on the accuracy of any and all invoices and fee statements for labor and materials performed on or furnished to the Premises in connection with the Tenant Improvements and to rely, to the extent submitted, on any and all certifications as to Tenant Improvement Costs submitted by Landlord's Contractor and/or Tenant's Architect.

         Section 3.08      Finish Work in Addition to Tenant Improvements

         All work in or about the Premises which is not within the scope of the work necessary to construct and install the Tenant Improvements, such as delivering and installing furniture, telephone equipment, wiring, and office equipment, shall be furnished and installed by Tenant entirely at Tenant's expense. Tenant shall adopt a schedule for performing such additional work consistent with the schedule of Landlord's Contractor and shall see that such work is conducted in such a manner as to maintain harmonious labor relations and as not to interfere unreasonably with or to delay the work of constructing or installing the Tenant improvements. Tenant agrees further that such additional work shall be conducted and accomplished so as not to interfere with Landlord's ability to obtain a certificate of occupancy for the Premises, and the costs associated with curing or correcting such interference, if any, shall be part of Tenant's Costs. Landlord shall give to Tenant and its contract parties performing such additional work access and entry to the Premises and reasonable opportunity and time to enable Tenant and such contract parties to perform and complete such work. All of such additional work and Tenant's use (and the use by its contract parties) of the Premises for such purposes shall be entirely in accordance with the Lease, including without limitation this Agreement.

         Section 3.09      Schedule

         Subject to the terms of this Agreement and the other provisions of the Lease, Landlord and Tenant agree to use their best efforts to comply with the Schedule for planning, Pricing and Construction of Tenant Improvements, attached hereto as Attachment "B-1".

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date and year first above stated.

           LANDLORD:

           Windward Forest Partners, L.L.C., a Georgia limited liability company

           By: /s/ C. Parker Day
               ------------------------------------
           Title: Manager
                  ---------------------------------
           TENANT:

           Net Bank, Inc.
           -------------------
           a Georgia                                corporation
             --------------------------------------
           By: /s/ D.R. Grimes
               ------------------------------------
           Title: CEO
                  ---------------------------------
           By: Robert E. Bowers

           Title: CFO
                  ---------------------------------
                     [CORPORATE SEAL)

                                   EXHIBIT B-1

               SCHEDULE FOR PLANNING, PRICING AND CONSTRUCTION OF

                               TENANT IMPROVEMENTS

ALL DATES 1997, unless noted otherwise and are deadlines, but to the extent any can be moved forward (only) through efforts of both parties.and their subcontractors, these dates flexible:

Done                       Selection of Tenant's Architect

October 15                 Delivery of Construction Drawings

October 16                 Issue Documents to three (3) Contractors for Bids

October 26                 Receive Bids

October 27-29              Review Bids and Value Engineer

October 30-Nov.3           Redraw Construction Drawings, if Needed

November 4                 Reissue to Contractors for Bid Rework

November 6                 Receive Reworked Bids

November 7                 Select Contractor

November 10                Begin Construction

                                    EXHIBIT C

                              ESTOPPEL CERTEFICATE

NOTE: THE FOLLOWING EXHIBIT IS ATTACHED FOR EXAMPLE ONLY. IT IS NOT TO BE FILLED OUT FOR LEASE SIGNATURE, BUT WILL BE FILLED OUT AT THE TIME OF NEED.

To: ___________________________
    ___________________________
    ___________________________
    ___________________________


Re: Lease Agreement ("Lease") dated _______________ 199___, of __________ square feet of space known as Suite No. 350 in Windward Forest Office Building, located at 950 Northpoint Parkway, City of Alpharetta, Fulton County, Georgia ("Premises") between Windward Forest Partners, L.L.C. ("Landlord"), as Landlord, and Net Bank, Inc. ("Tenant") as Tenant.

Gentlemen:

     Tenant hereby certifies to ________________________________ as follows:

     1. The term of the Lease commenced on ____________________, 19___, and will terminate on _____________________, _______.

     2. The Lease, as described above, is true, correct and complete, and has not been modified or amended except as described above, and is in good standing and is in full force and effect.

     3. Tenant is paying monthly rental under the Lease in the amount of $__________ ($__________ for base monthly rental and $__________ for additional rent), and such rent has been paid for the period ending on _______________, 19___.

     4. Tenant paid a security deposit under the Lease in the amount of $____________.

     5. As far as is known to Tenant, there are no defaults of Landlord under the Lease, and there are no existing circumstances which with the passages of time, or notice, or both, would give rise to a default under the Lease.

     6. Construction of all tenant improvements required under the Lease has been satisfactorily completed, and Tenant has accepted and is occupying the Premises.

     7. Tenant has not and will not generate, store, handle or otherwise deal with any hazardous or toxic waste, substance or material, or contaminants, oil, pesticides, radioactive or other materials on the Premises, the removal of which is required or the maintenance of which is prohibited, regulated or penalized by any local, state or federal agency, authority, or governmental unit.

     8. Tenant has no charge, lien, claim of set-off or defense against rents or other charges due or to become due under the Lease or otherwise under any of the terms, conditions, or covenants contained therein.

     9. Tenant has not received any concession (rental or otherwise) in connection with renting the Premises except as follows: ____________________.

     10. Tenant has received no notice from any insurance company of any defects or inadequacies in the Premises or in any part thereof which would adversely affect the insurability of the Premises.

     11. There are no pending suits, proceedings, judgments, bankruptcies, hens or executions against Tenant or any affiliate of Tenant.

     12. Tenant does not have any rights or options to purchase the building in which the Premises are located.

     13. Tenant does not have any rights or options to renew the Lease or to lease additional space in any building owned by the Landlord except as follows:
_____________________________________.

     14. Tenant has not paid, and from and after the date hereof shall not pay, any rent under the Lease more than one month in advance of its due date.

     [The following two paragraphs are appropriate for an estoppel certificate to be delivered to a lender, but not for a purchaser:]

     15. Tenant has no knowledge of any assignment by Landlord of its interest in the Lease other than to __________________________________________.

     16. Upon written notice of the default of Landlord under any of the loan documents held by ___________________________ and assignment of Landlord's interest under the Lease by Landlord to _______________________ Tenant shall recognize ____________________________ as the landlord under the Lease and will thereafter pay rent and other sums to _______________________________ in accordance with the terms of the Lease.

     17. The certifications contained herein are made with the knowledge that _______________ _________________________as prospective [purchaser/lender] of the Premises, will place substantial reliance thereon.

         Very truly yours,

         Net Bank, Inc.

         By:_______________________

         Title:____________________

         Date:_____________________

                                    EXHIBIT D

                        DEFINITION OF OPERATING EXPENSES

"Operating Expenses" shall mean the operating costs and expenses for the Building delineated as follows:

Building Management and Services

         Building Management and Services related to the Common Area expenses and management of the Building and are billed monthly.

Security

         Provide labor, equipment, communication devices, remote central monitoring, periodic inspections, and office surveys for Building security.

Landscaping

         Provide labor, equipment and supplies necessary for mowing, sweeping, edging, pruning, fertilizing, spraying and weeding the exterior grounds. Provide labor, equipment and supplies necessary for watering, fertilizing and treating the interior landscaping in the Building.

Maintenance and Misc.

         Provide labor, equipment and tools necessary for routine maintenance of electrical, plumbing, lighting, heating and air conditioning systems in any Building common areas as herein defined, mailroom.

         Costs and expenses of maintaining Building common areas and of redecorating and painting common areas.

         Provide labor and materials for annual cleaning of the exteriors of the office windows.

         Provide for any miscellaneous operational cost not covered elsewhere in this breakdown.

Janitorial Maintenance and Supplies

         Provide labor, equipment and supplies to clean the Building common hallways, restrooms, and mailroom.

         Remove trash and deliver to containers for such.

         Provide periodic maintenance on a weekly, monthly and quarterly basis.

         Provide supervision and periodic inspections of all janitorial functions and personnel.

         Janitorial Maintenance and Supplies are based on occupied square feet.

         Provide labor, equipment and supplies to clean offices, and restrooms five nights a week.

         Remove trash from offices and deliver to the dumpster. Supply hand towels, toilet tissue, hand soap and plastic liners for trash cans. Provide supervision and periodic inspections of all janitorial functions and personnel.

Administration

         As an adjunct to building management to provide administrative labor, accounting and related reports for the Landlord, ad valorem tax review and reporting, insurance claims and administrative services, utilities cost review and billing, common area inspections and reports, building services contracts administration, and occupant surveys and relations programs.

Electricity

         All charges, costs and expenses for electrical power consumed in the Premises and, without limitation, a pro rata share of Common Area electrical costs based on the electrical usage in the Premises. (Common area electrical costs include lights, heating and air conditioning in the Building common area hallways and restrooms, and parking lot lighting.)

Water and Sewer

         Pay costs of water consumption and sewer for the Building.

         Provide trash removal for all occupants of the Building, including all hauling, landfill fees, and maintenance.

Insurance

         The full hazard and extended coverage insurance and comprehensive liability insurance will be maintained for the Building and all common areas, but exclusive of insurance on Tenant's improvements or its personal property.

Taxes

         All ad valorem taxes of whatsoever nature assessed against the Premises and all portions thereof but excluding any taxes on personal property of Tenant.


                                   EXHIBIT D-1

              PROJECTED 1997 OPERATING EXPENSES FOR WINDWARD FOREST

                                                       (Dollars Per Square Foot)

BUILDING MANAGEMENT                                                 .58

LANDSCAPING, TRASH REMOVAL AND PARKING LOT                          .34

MAINTENANCE AND MISC.                                               .23

JANITORIAL MAINTENANCE AND SUPPLIES                                 .62

ADMINISTRATION                                                      .15

UTILITIES                                                          1.50

INSURANCE                                                           .05

TAXES                                                              1.01

OWNERS ASSOCIATION FEE                                              .02

TOTAL PROJECTED 1997 OPERATING EXPENSES                           $4.50



ALL OF THE ESTIMATES SET FORTH ABOVE ARE BASED ON INFORMATION BELIEVED TO BE ACCURATE AND RELIABLE, BUT NO GUARANTEES OR WARRANTIES, EXPRESS OR IMPLIED, ARE MADE AS TO THESE ESTIMATES OR PROJECTIONS.

                                    EXHIBIT E

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     This AGREEMENT is made as of this 15th day of September, 1997, between Net Bank, Inc. ("Tenant") and SUNTRUST BANK, ATLANTA, ("Lender").

         Reference is made to the following facts:

         A. Under a Lease Agreement (the "Lease") dated September 15, 1997 by and between WINDWARD FOREST PARTNERS, LLC ("Landord") and Tenant, Tenant win occupy certain premises (the "Leased Premises") located in Fulton County, Georgia and more particularly described in Exhibit "A" attached hereto and made a part hereof (such property being hereinafter referred to as the "Property").

         B. Lender has made or has been requested to make a loan (the "Loan") to Landlord secured by a Deed to Secure Debt and Security Agreement (the "Security Agreement") encumbering the Property.

         C. A condition of making the Loan by Lender to Landlord is that the Lease be subordinated to the Security Agreement and that Tenant agree to attorn to Lender.

         D. Tenant has agreed that Tenant will subordinate the Lease to the Security Agreement and attorn to Lender, provided Tenant is assured of continued and undisturbed occupancy of the Leased Premises under the terms of the Lease.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, the parties hereto agree as follows:

         1. The Lease and any extensions, renewals, replacements or modifications thereof, and all right, title and interest of Tenant in and to the Leased Premises, are and shall be subject and subordinate to the Security Agreement and all other documents and instruments evidencing, securing or relating to the Loan (the Security Agreement and such other documents and instruments being hereinafter collectively referred to as the "Loan Documents"), to all of the tem-is and conditions contained therein and to any renewals, modifications, replacements, consolidations and extensions thereof.

         2. Lender agrees with Tenant that, in the event the interest of Landlord in the Property and the Lease shall be acquired by Lender (the term "Lender" as used in this Paragraph 2 and Paragraphs 3 and 4 following shall include any purchaser of the Property at a foreclosure sale or other proceeding brought to enforce the rights of the holder of the Security Agreement or by any other method) by reason of foreclosure of the Security Agreement or other proceeding brought to enforce the rights of the holder thereof, by deed in lieu of foreclosure or by any other method, or in the event of any other action pursuant to the Loan Documents, then in any such event:

                  (a) Tenant shall not be joined as a party defendant in any such foreclosure proceeding which may be instituted by Lender; and

                  (b) The Lease shall not be terminated or affected by any such action and Lender will recognize Tenant's rights under the Lease, and Tenant shall peaceably hold and enjoy the Leased Premises for the remainder of the unexpired term of the Lease and any extensions thereof upon the same provisions that are set forth in the Lease, except as set forth in Paragraph 3 below, and without any hindrance or interruption by Lender so long as Tenant shall not be in default in the performance of its obligations under the Lease, beyond any applicable period for notice and cure.

         3. In consideration of the foregoing covenants by Lender, Tenant agrees with Lender that in the event the interest of Landlord in the Property and the Lease shall be acquired by Lender by reason of foreclosure of the Security Agreement or other proceeding brought to enforce the rights of the holder thereof, by deed in lieu of foreclosure or any other method, Tenant shall, attorn to and recognize Lender as its landlord for the remainder of the unexpired term of the Lease. Upon any such attornment, the Lease shall continue in full force and effect as a direct lease between Tenant and Lender and upon all terms, covenants and conditions contained therein, except that Lender shall not be:

                  (a) liable for any breach, act or omission of any prior landlord;

                  (b) subject to any offsets, claims or defenses which Tenant may have against any prior landlord;

                  (c) bound by any rent or additional rent or other payment in lieu of rent which Tenant might have paid to any prior landlord more than thirty (30) days in advance of its due date under the Lease, and all such rents shall remain due and owing notwithstanding any such advance payment;

                  (d) bound by any amendment or modification of the Lease made without Lender's prior written consent;

                  (e) liable for any security deposit or other sums held by any prior landlord, unless actually and separately received by Lender; or

                  (f) personally liable with respect to performance of the obligations of the landlord under the Lease.

         4. The provisions of Paragraphs 2 and 3 above shall be effective and self-operative immediately upon Lender's succeeding, as provided above, to the interest of Landlord under the Lease without the execution of any further instruments on the part of any of the parties hereto.

         5. Tenant agrees to give prompt written notice ("Default Notice") to Lender of any default by Landlord of its obligations under the Lease which would entitle Tenant to terminate the Lease or reduce rents, or to credit or offset any amounts against rents or other payments, specifying the nature of the default. After receipt of, a Default Notice, Lender shall have the right (but not the obligation) to correct or cure the default of Landlord within thirty
(30) days, unless the default is of such a nature that cannot be cured within such thirty (30) day period, in which case no default shall occur so long as Lender shall commence the curing of the default within such thirty (30) period and shall diligently and promptly prosecute the curing of the default, but in no event shall such cure period exceed ninety (90) days unless the default is of such a nature that Lender cannot cause same to be cured within such period. Until the expiration of such period within which Lender may correct or cure the default, Tenant agrees to take no action to terminate the Lease or reduce rents or to credit or offset any amounts against rents or other payments due under the Lease. Nothing in this Paragraph shall be deemed to impose any obligation on Lender to correct or cure any such default by Landlord.

         6. Tenant hereby affirms that the Lease has not been modified or amended. Tenant agrees not to enter into a modification or amendment of the Lease without obtaining Lender's prior written consent.

         7. Landlord hereby directs Tenant, and Tenant agrees, that after receiving notice from Lender that the Property is subject to the ownership or control of the Lender or that Lender has become entitled to collect rents pursuant to rights granted to Lender in the Loan Documents, Tenant shall pay to Lender, or to such other person or entity as may be designated by Lender, all rent, additional rent or other monies and payments due and to become due to the Landlord under the Lease.

         8. Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be hand delivered in person or sent by United States mail, registered or certified, postage prepaid, to the addresses set forth below:

                          If to Lender:     Suntrust Bank, Atlanta
                                            Real Estate Finance Dept. 081
                                            P.O. Box 4418
                                            Atlanta, Georgia 30302
                                            Attention: C. Paul Henry

                          If to Tenant:     Net Bank, Inc.
                                            9755 Dogwood Road
                                            Suite 310
                                            Roswell, GA 30075
                                            Attention: Chief Financial Officer

     Any notice, demand or request which shall be served upon either of the parties in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) at the time such notice, demand or request is hand-delivered in person or (ii) on the third (3rd) day after mailing of such notice, demand or request in accordance with the preceding portion of this Paragraph.

         9. As used herein, the word "Lender" includes any persons claiming by, through or under Lender or the Security Agreement, (including but not limited to any purchaser at foreclosure sale or other proceeding brought to enforce the rights of the holder of the Security Agreement or by any other method), and the words "Tenant" and "Landlord" shall include their respective successors and assigns.

         10. This Agreement shall be governed by and construed in accordance with the laws of the State in which the Leased Premises are located.

          EXECUTED UNDER SEAL on the day and year first above written.

                                                LENDER:

Signed, sealed and                              SUNTRUST BANK, ATLANTA
delivered in the
presence of

/s/ Jean Hanna
-------------------------------
Unoffficial Witness                              By: /s/ Paul Henry
                                                     -------------------------
                                                 Title: First Vice President
                                                        ----------------------
/s/ Dawn E. McGill
---------------------------------
Notary Public                                               [BANK SEAL]

My commission expires:

Notary Public, Gwinnett County, Georgia
My Commission Expires April 7, 1998

         [NOTORIAL SEAL]

                                                 TENANT:

                                                 Net Bank, Inc.

Signed, sealed and                               ---------------------------
delivered in the
presence of:

/s/ Robert E. Bowers
-------------------------------
Unofficial Witness                               By: /s/ D.R. Grimes
                                                     -----------------------
                                                 Its: CEO
                                                     -----------------------
/s/ Dianne D. Chapin
-------------------------------
Notary Public

My commission expires:

Notary Public, Cobb County, Georgia
My Commission Expires March 18, 2001

         [NOTORIAL SEAL]

                                    EXHIBIT F

                                LEGAL DESCRIPTION

All that lot, tract or parcel of land situate, lying and being in Land Lot numbered 1260 of the 2nd District, 2nd Section, and in Land Lot 1243 of the 2nd District, 1st Section, City of Alpharetta, Fulton County, Georgia, being more particularly described as follows:

Begin at the point of intersection of the westerly line of said Land Lot 1243 with the northwesterly line of the 60-foot right of way of Webb Bridge Road; from said point of beginning run north 02 degrees 09 minutes 05 seconds east a distance of 26.90 feet to a one-half inch rebar iron pin found in concrete; run thence north 89 degrees 44 minutes 10 seconds west a distance of 372.42 feet to an iron pin set lying on the easterly line of the right of way of North Point Parkway (which right of way varies in width); run thence north 02 degrees 29 minutes 13 seconds west, along the easterly line of the aforesaid right of way of North Point Parkway, a distance of 796.34 feet to a point; running thence on an arc to the right a distance of 311.88 feet to an iron pin set (said arc having a radius of 586.62 feet and being subtended by a chord 308.22 feet in length and bearing north 12 degrees 28 minutes 49 seconds east; thence leave the right of way of North Point Parkway and run south 43 degrees 52 minutes 14 seconds east a distance of 29.42 feet to a one-half inch open top pin found; run thence south 73 degrees 46 minutes 43 seconds east a distance of 61.86 feet to a one inch crimp top iron pin found; run thence south 77 degrees 12 minutes 27 seconds east a distance of 126.76 feet to a one-half inch rebar iron pin found; run thence north 85 degrees 01 minutes 17 seconds east a distance of 136.83 feet to a one-half inch rebar iron pin found; run thence south 59 degrees 41 minutes 39 seconds east a distance of 33.66 feet to an iron pin set lying on the line dividing Land Lot 1178, 2nd District, 1st Section, Fulton County, Georgia, from said Land Lot 1260, 2nd District, 2nd Section, Fulton County, Georgia; run thence south 01 degrees 25 minutes 28 seconds west, along said land lot dividing line, a distance of 260.40 feet to a three-quarter inch crimp top iron pin found lying at the intersection of the easterly line of said Land Lot 1260 with the southwesterly corner of said Land Lot 1178 and the northwesterly corner of Land Lot 1243, 2nd District, 1st Section, Fulton County, Georgia; run thence south 01 degrees 32 minutes 07 seconds west, along the line dividing said Land Lot 1260 from said Land Lot 1243, a distance of 547.91 feet to an iron pin found; run thence south 01 degrees 30 minutes 57 seconds west, continuing along the line dividing said Land Lot 1260 from said Land Lot 1243, a distance of 84.43 feet to an iron pin found; thence leave said land lot dividing line and run south 88 degrees 49 minutes 45 seconds east a distance of 272.88 feet to an iron pin set lying on the northwesterly line of the 60-foot right of way of Webb Bridge Road; run thence south 60 degrees 51 minutes 47 seconds west, along the northwesterly line of the aforesaid right of way of Webb Bridge Road, a distance of 319.27 feet to the point of beginning.

The above-described property contains 10.283 acres, and is shown on that certain plat of survey prepared for Windward Forest Partners, LLC, by Rochester & Associates, Inc., certified by James C. Jones, Georgia Registered Land Surveyor No. 2298, dated April 16, 1996, last revised May 6, 1996 (Job No. 96057-2443), which plat of survey is incorporated herein by this reference and made a part of this description.

                                    EXHIBIT G

                               COMMENCEMENT LETTER

Re: Commencement Letter with respect to that certain Lease dated September 15, 1997 by and between WINDWARD FOREST PARTNERS, LLC., as Landlord, and Net Bank, Inc., as Tenant, for 7,480 square feet of Rentable Area in Suite 350 of the Building located at 950 Northpoint Parkway, Alpharetta, Georgia 30005.

In accordance with the terms and conditions of the above referenced Lease, Tenant hereby accepts possession of the Premises and agrees as follows:

1.       The Commencement Date of the Lease is____________________.

2. The Termination Date of the Lease is ____________________, subject to extension or renewal as provided for in the referenced lease.

3. All Tenant Improvement work has been completed.

4. Paragraph 34, Notices, shall be amended to change the official notice address to:

                                Net Bank, Inc.
                                950 Northpoint Parkway
                                Suite 350
                                Alpharetta, GA 30005
                                Attention: Chief Financial Officer

Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all three (3) copies of this Commencement Letter in the space provided and returning two (2) fully executed copies of the same to my attention.

Agreed and Accepted:

Tenant:    Net Bank, Inc.

By: ____________________________

Name: __________________________

Title: _________________________

Date: __________________________